Publix

Kroger

FIRST QUARTER 2026

Supplemental Disclosure

PHILLIPS EDISON & COMPANY®

PECO | Nasdaq Listed

GROCERY CENTERED. NEIGHBORHOOD FOCUSED.

Phillips Edison & Company	2

Introductory Notes

SUPPLEMENTAL INFORMATION
Phillips Edison & Company, Inc. (“we,” the “Company,” “our,” “us,” or “PECO”) is one of the nation’s largest owners and operators of high-quality, grocery-anchored neighborhood shopping centers. The enclosed information should be read in conjunction with our filings with the U.S. Securities and Exchange Commission (“SEC”), including, but not limited to, our Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items required under Generally Accepted Accounting Principles (“GAAP”).

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS
This supplemental disclosure contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with the safe harbor provisions. Such forward-looking statements can generally be identified by the Company’s use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “seek,” “objective,” “goal,” “strategy,” “plan,” “focus,” “priority,” “should,” “could,” “potential,” “possible,” “look forward,” “optimistic,” “commit,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this supplemental disclosure. Such statements include, but are not limited to: (a) statements about the Company’s plans, strategies, initiatives, and prospects; (b) statements about the Company’s underwritten incremental yields; and (c) statements about the Company’s future results of operations, capital expenditures, and liquidity. Such statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those projected or anticipated, including, without limitation: (i) changes in national, regional, or local economic climates; (ii) local market conditions, including an oversupply of space in, or a reduction in demand for, properties similar to those in the Company’s portfolio; (iii) vacancies, changes in market rental rates, and the need to periodically repair, renovate, and re-let space; (iv) competition from other available shopping centers and the attractiveness of properties in the Company’s portfolio to its tenants; (v) the financial stability of the Company’s tenants, including, without limitation, their ability to pay rent; (vi) the Company’s ability to pay down, refinance, restructure, or extend its indebtedness as it becomes due; (vii) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors; (viii) potential liability for environmental matters; (ix) damage to the Company’s properties from catastrophic weather and other natural events, and the physical effects of climate change; (x) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax, and other considerations; (xi) changes in tax, real estate, environmental, and zoning laws; (xii) information technology security breaches; (xiii) the Company’s corporate responsibility initiatives; (xiv) loss of key executives; (xv) the concentration of the Company’s portfolio in a limited number of industries, geographies, or investments; (xvi) the economic, political, and social impact of, and uncertainty relating to, pandemics or other health crises; (xvii) the Company’s ability to re-lease its properties on the same or better terms, or at all, in the event of non-renewal or in the event the Company exercises its right to replace an existing tenant; (xviii) the loss or bankruptcy of the Company’s tenants; (xix) to the extent the Company is seeking to dispose of properties, the Company’s ability to do so at attractive prices or at all; and (xx) the impact of heightened geopolitical instability, international conflicts, tariffs and global trade disruptions on the Company, its tenants, and consumers, including the impact on inflation, supply chains, and consumer sentiment.

Additional important factors that could cause actual results to differ are described in the filings made from time to time by the Company with the SEC and include the risk factors and other risks and uncertainties described in the Company’s 2025 Annual Report on Form 10-K, filed with the SEC on February 10, 2026, which is accessible on the SEC’s website at www.sec.gov. Except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statements contained in this supplement to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting such forward-looking statements.

NOTICE REGARDING NON-GAAP FINANCIAL MEASURES
In addition to GAAP measures, this supplemental disclosure contains and refers to certain non-GAAP measures. We do not consider our non-GAAP measures included in our Glossary of Terms to be alternatives to measures required in accordance with GAAP. Certain non-GAAP measures should not be viewed as an alternative measure of our financial performance as they may not reflect the operations of our entire portfolio, and they may not reflect the impact of general and administrative expenses, depreciation and amortization, interest expense, other income (expense), or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties that could materially impact our results from operations. Additionally, certain non-GAAP measures should not be considered as an indication of our liquidity, nor as an indication of funds available to cover our cash needs, including our ability to fund distributions, and may not be a useful measure of the impact of long-term operating performance on value if we do not continue to operate our business in the manner currently contemplated. Accordingly, non-GAAP measures should be reviewed in connection with other GAAP measurements, and should not be viewed as more prominent measures of performance than net income (loss) or cash flows from operations prepared in accordance with GAAP. Other REITs may use different methodologies for calculating similar non-GAAP measures, and accordingly, our non-GAAP measures may not be comparable to other REITs. Reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures are included in this supplemental disclosure on pages 16-20 and definitions of our non-GAAP measures are included in our Glossary of Terms beginning on page 63.

Phillips Edison & Company	3

Introductory Notes

PRO RATA FINANCIAL INFORMATION
We may present our consolidated financial information inclusive of our prorated portion owned through unconsolidated joint ventures. The presentation of pro rata financial information has limitations as an analytical tool, which include but are not limited to: (i) amounts shown on individual line items were calculated by applying our overall economic ownership interest percentage determined when applying the equity method of accounting, and may not represent our legal claim to the assets and liabilities, or the revenues and expenses; and (ii) other REITs may use different methodologies for calculating their pro rata interest. Accordingly, pro rata financial information should be reviewed in connection with other GAAP measurements, and should not be viewed as more prominent measures of performance than net income (loss) or cash flows from operations prepared in accordance with GAAP.

Phillips Edison & Company	4

FINANCIAL RESULTS
Three Months Ended March 31, 2026

Phillips Edison & Company	5

Earnings Release Unaudited
Phillips Edison & Company Reports
First Quarter 2026 Results

CINCINNATI - April 23, 2026 - Phillips Edison & Company, Inc. (Nasdaq: PECO) (“PECO” or the “Company”), one of the nation’s largest owners and operators of high-quality, grocery-anchored neighborhood shopping centers, today reported financial and operating results for the period ended March 31, 2026 and updated full year 2026 earnings guidance. For the three months ended March 31, 2026, net income attributable to stockholders was $30.4 million, or $0.24 per diluted share.

Highlights for the First Quarter and Subsequent
•Reported Nareit FFO of $0.67 per diluted share, representing a 4.7% year-over-year increase
•Reported Core FFO of $0.69 per diluted share, representing a 6.2% year-over-year increase
•Increased same-center NOI year-over-year by 3.5%
•The increased midpoint of full year 2026 Nareit FFO guidance represents 5.9% year-over-year growth
•The increased midpoint of full year 2026 Core FFO guidance represents 5.8% year-over-year growth
•Reported strong leased portfolio occupancy of 97.1% and same-center leased portfolio occupancy of 97.3%
•Reported strong leased inline occupancy and same-center leased inline occupancy of 95.0%
•Executed comparable portfolio renewal leases and comparable inline renewal leases at a rent spread of 21.2% during the quarter
•Executed comparable portfolio new leases at a rent spread of 36.2% and comparable inline new leases at a record-high rent spread of 37.9% during the quarter
•Acquired $125.5 million in assets, which included five shopping centers and land for future development
•As previously announced, completed a public debt offering of $350 million aggregate principal amount of 4.750% senior notes due 2033
•Subsequent to quarter end, acquired $59.1 million in assets at PECO’s total prorated share, which included three shopping centers and one outparcel

Management Commentary
Jeff Edison, Chairman and Chief Executive Officer of PECO stated: “We are pleased to report another quarter of solid results, including Core FFO per share growth of 6.2%, reflecting the strength of our high-quality portfolio. Our grocery-anchored and necessity-based shopping centers are driving steady traffic and market-leading pricing power. While the macroeconomic environment remains uncertain, PECO is positioned to provide both stability and continued growth. Our disciplined execution and the continued strength of the operating environment give us confidence in our ability to increase guidance for Core FFO per share, which reflects year-over-year growth of 5.8% at the midpoint.”

Financial Results
Net Income
First quarter 2026 net income attributable to stockholders totaled $30.4 million, or $0.24 per diluted share, compared to net income of $26.3 million, or $0.21 per diluted share, during the first quarter of 2025.

Nareit FFO
First quarter 2026 funds from operations attributable to stockholders and operating partnership (“OP”) unit holders as defined by Nareit (“Nareit FFO”) increased 4.4% to $92.9 million, or $0.67 per diluted share, compared to $89.0 million, or $0.64 per diluted share, during the first quarter of 2025.

Core FFO
First quarter 2026 core funds from operations attributable to stockholders and OP unit holders (“Core FFO”) increased 6.2% to $96.4 million, or $0.69 per diluted share, compared to $90.8 million, or $0.65 per diluted share, during the first quarter of 2025.

Phillips Edison & Company	6

Earnings Release Unaudited
Same-Center NOI
First quarter 2026 same-center net operating income (“NOI”) increased 3.5% to $122.3 million, compared to $118.1 million during the first quarter of 2025.

Portfolio Overview
Portfolio Statistics
As of March 31, 2026, PECO’s wholly-owned portfolio consisted of 299 properties, totaling approximately 33.7 million square feet, located in 31 states. This compared to 298 properties, totaling approximately 33.5 million square feet, located in 31 states as of March 31, 2025.
Leased portfolio occupancy was 97.1% as of March 31, 2026 and 2025. Same-center leased portfolio occupancy was 97.3% as of March 31, 2026, compared to 97.2% as of March 31, 2025.
Leased anchor occupancy was 98.4% as of March 31, 2026 and 2025. Same-center leased anchor occupancy was 98.6% as of March 31, 2026, compared to 98.5% as of March 31, 2025.
Leased inline occupancy was 95.0% as of March 31, 2026, compared to 94.6% as of March 31, 2025. Same-center leased inline occupancy was at 95.0% as of March 31, 2026, compared to 94.9% as of March 31, 2025.

Leasing Activity
During the first quarter of 2026, 246 leases were executed totaling approximately 1.6 million square feet. This compared to 234 leases executed totaling approximately 1.5 million square feet during the first quarter of 2025.
During the first quarter of 2026, comparable rent spreads, which represent the percentage increase of a lease to the expiring lease of a unit that was occupied within the past twelve months, were 21.2% for renewal leases, 36.2% for new leases and 24.3% combined.

Transaction Activity - Wholly-Owned
During the first quarter of 2026, the Company acquired $125.5 million in assets, which included five shopping centers and land for future development. The Company expects to drive value in these assets through occupancy increases and rent growth, as well as potential future development of ground-up outparcel retail spaces.
The first quarter 2026 acquisitions included:
•The Village at Indian Wells, a 105,177 square foot shopping center anchored by Sprouts located in a Palm Springs, California suburb.
•Creekside Park Village, a 74,641 square foot shopping center anchored by H-E-B located in a Houston, Texas suburb.
•Plaza West Covina, a 46,406 square foot Everyday Retail™ center located in a Los Angeles, California suburb.
•Ridgeview Marketplace, a 20,410 square foot shopping center anchored by King Soopers located in a Colorado Springs, Colorado suburb.
•The Shops at Hamilton Mill, a 43,518 square foot Everyday Retail™ center located in an Atlanta, Georgia suburb.
During the same period, the Company sold $22.3 million in assets, which included two shopping centers.
Subsequent to quarter end, the Company acquired $58.9 million in assets, which included:
•Renton Highlands Shopping Center, a 54,008 square foot shopping center anchored by Safeway located in a Seattle, Washington suburb.
•Prairieview Center, a 118,171 square foot shopping center anchored by Lunds & Byerlys located in a Minneapolis, Minnesota suburb.
•Firethorne Plaza, a 29,986 square foot Everyday Retail™ center located in a Houston, Texas suburb.
Subsequent to quarter end, the Company sold one parcel of land for $6.7 million.
Transaction Activity - Joint Venture
Subsequent to quarter end, the Company, through Grocery Retail Partners I LLC, acquired one outparcel for future development for $0.2 million at PECO’s total prorated share.

Phillips Edison & Company	7

Earnings Release Unaudited
Balance Sheet Highlights
As of March 31, 2026, the Company had approximately $810.2 million of total liquidity, comprised of $22.4 million of cash, cash equivalents and restricted cash, plus $787.9 million of borrowing capacity available on its $1.0 billion revolving credit facility.
As of March 31, 2026, the Company’s trailing twelve month net debt to annualized adjusted EBITDAre was 5.3x. This compared to 5.2x at December 31, 2025. As of March 31, 2026, the Company’s outstanding debt had a weighted-average interest rate of 4.4% and a weighted-average maturity of 5.8 years when including all extension options, and 94.4% of the Company’s total debt was fixed-rate debt, which includes PECO’s total prorated share of debt for its joint ventures.
As previously announced, in February 2026, the Company completed a public debt offering of $350 million aggregate principal amount of 4.750% senior notes due 2033. The notes were priced at 99.920% of the principal amount and will mature in March 2033.

2026 Guidance
PECO updated its 2026 earnings guidance, as summarized in the table below, which is based upon the Company’s current view of existing market conditions and assumptions for the year ending December 31, 2026. The following statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth under "Forward-Looking Statements" below.

(in thousands, except per share amounts)	Q1 2026 YTD	Updated Full Year 2026 Guidance	Previous Full Year 2026 Guidance
Net income per share	$0.24	$0.79 - $0.81	$0.74 - $0.77
Nareit FFO per share	$0.67	$2.66 - $2.71	$2.65 - $2.71
Core FFO per share	$0.69	$2.72 - $2.78	$2.71 - $2.77
Same-Center NOI growth	3.5%	3.00% - 4.00%	3.00% - 4.00%
Portfolio Activity:
Acquisitions, gross(1)	$125,502	$400,000 - $500,000	$400,000 - $500,000
Other:
Interest expense, net	$29,772	$117,000 - $127,000	$117,000 - $127,000
G&A expense	$11,943	$49,000 - $53,000	$49,000 - $53,000
Non-cash revenue items(2)	$5,330	$19,000 - $21,000	$19,000 - $21,000
Adjustments for collectibility	$1,151	$5,000 - $8,000	$5,000 - $8,000
(1)Includes the prorated portion owned through the Company’s unconsolidated joint ventures.
(2)Represents straight-line rental income and net amortization of above- and below-market leases.
The Company does not provide a reconciliation for same-center NOI estimates on a forward-looking basis because it is unable to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to the Company’s results without unreasonable effort.
The following table provides a reconciliation of the range of the Company's 2026 estimated net income to estimated Nareit FFO and Core FFO:

(Unaudited)	Low End	High End
Net income per common share	$0.79	$0.81
Depreciation and amortization of real estate assets	1.88	1.90
Gain on disposal of property, net	(0.05)	(0.05)
Adjustments related to unconsolidated joint ventures	0.04	0.05
Nareit FFO per common share	$2.66	$2.71
Depreciation and amortization of corporate assets	0.01	0.01
Loss on extinguishment or modification of debt and other, net	0.01	0.01
Transaction costs and other	0.04	0.05
Core FFO per common share	$2.72	$2.78

Phillips Edison & Company	8

Earnings Release Unaudited
Conference Call and Webcast Details
PECO will host a conference call and webcast on Friday, April 24, 2026 at 12:00 p.m. Eastern Time to discuss first quarter 2026 results and provide further business updates. Chairman and Chief Executive Officer Jeff Edison, President Bob Myers and Chief Financial Officer John Caulfield will host the conference call and webcast. Dial-in and webcast information is below.

First Quarter 2026 Earnings Conference Call and Webcast Details:
Date: Friday, April 24, 2026
Time: 12:00 p.m. ET
Toll-Free Dial-In Number: (800) 715-9871
International Dial-In Number: (646) 307-1963
Conference ID: 4551083
Webcast: First Quarter 2026 Webcast Link

Replay:
An audio replay will be available approximately one hour after the conclusion of the conference call using the webcast link above. The replay will be archived on PECO’s Investor Relations website under Events & Presentations.
For more information on the Company’s financial results, please refer to the Company’s Form 10-Q for the quarter ended March 31, 2026.

Connect with PECO
For additional information, please visit https://www.phillipsedison.com/
Follow PECO on:
•X at https://x.com/PhillipsEdison
•Facebook at https://www.facebook.com/phillipsedison.co
•Instagram at https://www.instagram.com/phillips.edison/; and
•Find PECO on LinkedIn at https://www.linkedin.com/company/phillipsedison&company

About Phillips Edison & Company
Phillips Edison & Company, Inc. (“PECO”) is one of the nation’s largest owners and operators of high-quality, grocery-anchored neighborhood shopping centers. Founded in 1991, PECO has generated strong results through its vertically-integrated operating platform and national footprint of well-occupied shopping centers. PECO’s centers feature a mix of national and regional retailers providing necessity-based goods and services in fundamentally strong markets throughout the United States. PECO’s top grocery anchors include Kroger, Publix, Albertsons and Ahold Delhaize. As of March 31, 2026, PECO managed 326 shopping centers, including 299 wholly-owned centers comprising 33.7 million square feet across 31 states and 27 shopping centers owned in three institutional joint ventures. PECO is focused on creating great omni-channel, grocery-anchored shopping experiences and improving communities, one neighborhood shopping center at a time.
PECO uses, and intends to continue to use, its Investors website, which can be found at https://investors.phillipsedison.com, as a means of disclosing material nonpublic information and for complying with its disclosure obligations under Regulation FD.

Phillips Edison & Company	9

Overview of Results Unaudited, in thousands (excluding per share and per square foot amounts)

	Three Months Ended March 31,
	2026	2025

SUMMARY FINANCIAL RESULTS
Total revenues (page 13)	$190,741	$178,311
Net income attributable to stockholders (page 13)	30,378	26,309
Net income per share - basic and diluted (page 13)	$0.24	$0.21
Same-Center NOI (page 20)	122,250	118,102
Adjusted EBITDAre (page 18)	126,074	117,001
Nareit FFO (page 16)	92,922	89,048
Nareit FFO per share - diluted (page 16)	$0.67	$0.64
Core FFO (page 16)	96,403	90,773
Core FFO per share - diluted (page 16)	$0.69	$0.65

SUMMARY OF FINANCIAL AND OPERATING RATIOS
Same-Center NOI margin (page 20)	72.2%	71.8%
Same-Center NOI change (page 20)(1)	3.5%	3.9%

LEASING RESULTS
Comparable rent spreads - new leases (page 40)(2)	36.2%	28.1%
Comparable rent spreads - renewals (page 40)(2)	21.2%	20.8%
Portfolio retention rate (page 34)(2)	87.8%	91.4%

	As of March 31,
	2026	2025

OUTSTANDING STOCK AND PARTNERSHIP UNITS
Common stock outstanding	125,966	125,407
Operating Partnership (OP) units outstanding	12,747	12,987

SUMMARY PORTFOLIO STATISTICS(2)
Number of properties	299	298
GLA (page 34)	33,669	33,512
Leased occupancy (page 36)	97.1%	97.1%
Economic occupancy (page 36)	96.7%	96.4%
Leased ABR PSF (page 36)	$16.77	$15.93
Leased Anchor ABR PSF (page 36)	$10.74	$10.42
Leased Inline ABR PSF (page 36)	$27.34	$26.23
Same-Center leased occupancy (page 36)	97.3%	97.2%
Same-Center economic occupancy (page 36)	96.9%	96.5%

(1)Reflects Same-Center NOI change as initially reported for the specified period.
(2)Statistics represent the Company's wholly-owned properties.

Phillips Edison & Company	10

FINANCIAL SUMMARY
Three Months Ended March 31, 2026

Phillips Edison & Company	11

Consolidated Balance Sheets Condensed and Unaudited, in thousands (excluding per share amounts)

	March 31, 2026	December 31, 2025

ASSETS
Investment in real estate:
Land and improvements	$1,992,077	$1,963,735
Building and improvements	4,401,481	4,305,174
In-place lease assets	546,454	538,324
Above-market lease assets	78,786	77,551
Total investment in real estate assets	7,018,798	6,884,784
Accumulated depreciation and amortization	(2,009,942)	(1,957,569)
Net investment in real estate assets	5,008,856	4,927,215
Investment in unconsolidated joint ventures	43,008	42,561
Total investment in real estate assets, net	5,051,864	4,969,776
Cash and cash equivalents	3,141	3,544
Restricted cash	19,218	39,768
Goodwill	29,066	29,066
Other assets, net	247,695	244,284
Total assets	$5,350,984	$5,286,438

LIABILITIES AND EQUITY
Liabilities:
Debt obligations, net	$2,489,365	$2,375,328
Below-market lease liabilities, net	123,115	118,356
Accounts payable and other liabilities	135,294	180,332
Deferred income	23,245	23,044
Total liabilities	2,771,019	2,697,060
Equity:
Preferred stock, $0.01 par value per share, 10,000 shares authorized, zero shares issued and outstanding at March 31, 2026 and December 31, 2025	—	—
Common stock, $0.01 par value per share, 1,000,000 shares authorized, 125,966 and 125,788 shares issued and outstanding at March 31, 2026 and December 31, 2025, respectively	1,259	1,258
Additional paid-in capital	3,667,019	3,664,205
Accumulated other comprehensive income	416	358
Accumulated deficit	(1,389,918)	(1,379,252)
Total stockholders’ equity	2,278,776	2,286,569
Noncontrolling interests	301,189	302,809
Total equity	2,579,965	2,589,378
Total liabilities and equity	$5,350,984	$5,286,438

Phillips Edison & Company	12

Consolidated Statements of Operations Condensed and Unaudited, in thousands (excluding per share amounts)

	Three Months Ended March 31,
	2026	2025

REVENUES
Rental income	$186,281	$174,183
Fees and management income	3,445	2,783
Other property income	1,015	1,345
Total revenues	190,741	178,311

OPERATING EXPENSES
Property operating	32,990	29,936
Real estate taxes	22,067	21,079
General and administrative	11,943	12,086
Depreciation and amortization	65,531	65,274
Total operating expenses	132,531	128,375

OTHER
Interest expense, net	(29,772)	(25,672)
Gain on disposal of property, net	6,817	5,609
Other expense, net	(2,013)	(980)
Net income	33,242	28,893
Net income attributable to noncontrolling interests	(2,864)	(2,584)
Net income attributable to stockholders	$30,378	$26,309

EARNINGS PER SHARE OF COMMON STOCK
Net income per share attributable to stockholders - basic and diluted	$0.24	$0.21

Phillips Edison & Company	13

Consolidated Statements of Operations Condensed and Unaudited, in thousands (excluding per share amounts)

	Three Months Ended
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025

REVENUES
Rental income	$186,281	$183,243	$178,293	$173,467	$174,183
Fees and management income	3,445	3,378	3,274	3,316	2,783
Other property income	1,015	1,240	1,102	970	1,345
Total revenues	190,741	187,861	182,669	177,753	178,311

OPERATING EXPENSES
Property operating	32,990	34,194	30,197	29,322	29,936
Real estate taxes	22,067	21,503	22,226	21,279	21,079
General and administrative	11,943	13,878	12,752	12,922	12,086
Depreciation and amortization	65,531	64,294	65,603	71,203	65,274
Total operating expenses	132,531	133,869	130,778	134,726	128,375

OTHER
Interest expense, net	(29,772)	(28,403)	(28,544)	(27,719)	(25,672)
Gain (loss) on disposal of property, net	6,817	28,992	4,255	(66)	5,609
Other expense, net	(2,013)	(1,986)	(374)	(990)	(980)
Net income	33,242	52,595	27,228	14,252	28,893
Net income attributable to noncontrolling interests	(2,864)	(5,070)	(2,543)	(1,468)	(2,584)
Net income attributable to stockholders	$30,378	$47,525	$24,685	$12,784	$26,309

EARNINGS PER SHARE OF COMMON STOCK
Net income per share attributable to stockholders - basic and diluted	$0.24	$0.38	$0.20	$0.10	$0.21

Phillips Edison & Company	14

Consolidated Statements of Cash Flows Condensed and Unaudited, in thousands

	Three Months Ended March 31,
	2026	2025

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$33,242	$28,893
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of real estate assets	65,182	64,897
Depreciation and amortization of corporate assets	349	377
Net amortization of above- and below-market leases	(2,451)	(1,944)
Amortization of deferred financing expenses	982	1,209
Amortization of debt and derivative adjustments	638	686
Loss on extinguishment or modification of debt, net	1,080	1
Gain on disposal of property, net	(6,817)	(5,609)
Straight-line rent, net	(2,879)	(2,676)
Share-based compensation	2,218	2,208
Return on investment in unconsolidated joint ventures	136	156
Other	246	12
Changes in operating assets and liabilities:
Other assets, net	(8,235)	(7,325)
Accounts payable and other liabilities	(28,135)	(20,343)
Net cash provided by operating activities	55,556	60,542
CASH FLOWS FROM INVESTING ACTIVITIES
Real estate acquisitions, net	(126,427)	(139,107)
Capital expenditures	(26,462)	(26,367)
Proceeds from sale of real estate, net	20,947	6,466
Proceeds from secured loan receivable	3,775	—
Investment in unconsolidated joint ventures	(894)	(3,549)
Return of investment in unconsolidated joint ventures	367	418
Investment in marketable securities	(164)	(1,504)
Proceeds from sale of marketable securities	963	—
Insurance proceeds for property damage claims	50	87
Net cash used in investing activities	(127,845)	(163,556)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from revolving credit facility	190,000	272,000
Payments on revolving credit facility	(101,000)	(90,000)
Proceeds from notes and loans payable, net	346,500	—
Payments on mortgages and loans payable	(323,634)	(22,408)
Distributions paid	(54,732)	(51,549)
Distributions to noncontrolling interests	(5,798)	(5,825)
Net cash provided by financing activities	51,336	102,218
NET DECREASE IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH	(20,953)	(796)
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH:
Beginning of period	43,312	8,649
End of period	$22,359	$7,853

RECONCILIATION TO CONSOLIDATED BALANCE SHEETS
Cash and cash equivalents	$3,141	$5,458
Restricted cash	19,218	2,395
Cash, cash equivalents, and restricted cash at end of period	$22,359	$7,853

Phillips Edison & Company	15

Nareit FFO, Core FFO, and Adjusted FFO Unaudited, in thousands (excluding per share amounts)

	Three Months Ended March 31,
	2026	2025

CALCULATION OF NAREIT FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS
Net income	$33,242	$28,893
Adjustments:
Depreciation and amortization of real estate assets	65,182	64,897
Gain on disposal of property, net	(6,817)	(5,609)
Adjustments related to unconsolidated joint ventures	1,315	867
Nareit FFO attributable to stockholders and OP unit holders	$92,922	$89,048

CALCULATION OF CORE FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS
Nareit FFO attributable to stockholders and OP unit holders	$92,922	$89,048
Adjustments:
Depreciation and amortization of corporate assets	349	377
Transaction and acquisition expenses	2,077	1,322
Loss on extinguishment or modification of debt and other, net	1,080	1
Adjustments related to unconsolidated joint ventures	(25)	25
Core FFO attributable to stockholders and OP unit holders	$96,403	$90,773

CALCULATION OF ADJUSTED FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS
Core FFO attributable to stockholders and OP unit holders	$96,403	$90,773
Adjustments:
Straight-line rent and above- and below-market leases and contracts	(5,455)	(4,745)
Non-cash debt adjustments	1,620	1,894
Capital expenditures and leasing commissions(1)	(12,519)	(15,484)
Non-cash share-based compensation expense	3,058	2,701
Adjustments related to unconsolidated joint ventures	(600)	(182)
Adjusted FFO attributable to stockholders and OP unit holders	$82,507	$74,957

NAREIT FFO/CORE FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS PER DILUTED SHARE
Weighted-average shares of common stock outstanding - diluted	138,977	138,640
Nareit FFO attributable to stockholders and OP unit holders per share - diluted	$0.67	$0.64
Core FFO attributable to stockholders and OP unit holders per share - diluted	$0.69	$0.65

(1) Excludes development and redevelopment projects.

Phillips Edison & Company	16

Nareit FFO, Core FFO, and Adjusted FFO Unaudited, in thousands (excluding per share amounts)

	Three Months Ended
	March 31, 2026	December 31, 2025	September 30, 2025		June 30, 2025	March 31, 2025

CALCULATION OF NAREIT FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS
Net income	$33,242	$52,595	$27,228		$14,252	$28,893
Adjustments:
Depreciation and amortization of real estate assets	65,182	63,926	65,205		70,806	64,897
(Gain) loss on disposal of property, net	(6,817)	(28,992)	(4,255)		66	(5,609)
Adjustments related to unconsolidated joint ventures	1,315	1,242	1,075		892	867
Nareit FFO attributable to stockholders and OP unit holders	$92,922	$88,771	$89,253		$86,016	$89,048

CALCULATION OF CORE FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS
Nareit FFO attributable to stockholders and OP unit holders	$92,922	$88,771	$89,253		$86,016	$89,048
Adjustments:
Depreciation and amortization of corporate assets	349	368	398		397	377
Transaction and acquisition expenses	2,077	1,519	893		1,789	1,322
Loss on extinguishment or modification of debt and other, net	1,080	89	—		—	1
Adjustments related to unconsolidated joint ventures	(25)	424	13		7	25
Realized performance income (1)	—	(30)	—	—	—	—
Core FFO attributable to stockholders and OP unit holders	$96,403	$91,141	$90,557		$88,209	$90,773

CALCULATION OF ADJUSTED FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS
Core FFO attributable to stockholders and OP unit holders	$96,403	$91,141	$90,557		$88,209	$90,773
Adjustments:
Straight-line rent and above- and below-market leases and contracts	(5,455)	(5,341)	(5,224)		(4,524)	(4,745)
Non-cash debt adjustments	1,620	1,826	1,823		1,734	1,894
Capital expenditures and leasing commissions(2)	(12,519)	(16,656)	(16,142)		(16,310)	(15,484)
Non-cash share-based compensation expense	3,058	3,221	3,171		3,172	2,701
Adjustments related to unconsolidated joint ventures	(600)	(365)	(476)		(327)	(182)
Adjusted FFO attributable to stockholders and OP unit holders	$82,507	$73,826	$73,709		$71,954	$74,957

NAREIT FFO/CORE FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS PER DILUTED SHARE
Weighted-average shares of common stock outstanding - diluted	138,977	138,845	138,860		138,910	138,640
Nareit FFO attributable to stockholders and OP unit holders per share - diluted	$0.67	$0.64	$0.64		$0.62	$0.64
Core FFO attributable to stockholders and OP unit holders per share - diluted	$0.69	$0.66	$0.65		$0.64	$0.65
(1)Realized performance income includes fees received related to the achievement of certain performance targets in the Company's Necessity Retail Partners joint venture, which was dissolved in December 2025.
(2)Excludes development and redevelopment projects.

Phillips Edison & Company	17

EBITDAre Metrics Unaudited, in thousands

	Three Months Ended March 31,
	2026	2025

CALCULATION OF EBITDAre
Net income	$33,242	$28,893
Adjustments:
Depreciation and amortization	65,531	65,274
Interest expense, net	29,772	25,672
Gain on disposal of property, net	(6,817)	(5,609)
Federal, state, and local tax expense	242	146
Adjustments related to unconsolidated joint ventures	2,048	1,278
EBITDAre	$124,018	$115,654

CALCULATION OF ADJUSTED EBITDAre
EBITDAre	$124,018	$115,654
Adjustments:
Transaction and acquisition expenses	2,077	1,322
Adjustments related to unconsolidated joint ventures	(21)	25
Adjusted EBITDAre	$126,074	$117,001

Phillips Edison & Company	18

EBITDAre Metrics Unaudited, in thousands

	Three Months Ended
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025

CALCULATION OF EBITDAre
Net income	$33,242	$52,595	$27,228	$14,252	$28,893
Adjustments:
Depreciation and amortization	65,531	64,294	65,603	71,203	65,274
Interest expense, net	29,772	28,403	28,544	27,719	25,672
(Gain) loss on disposal of property, net	(6,817)	(28,992)	(4,255)	66	(5,609)
Federal, state, and local tax expense	242	708	219	234	146
Adjustments related to unconsolidated joint ventures	2,048	1,904	1,652	1,366	1,278
EBITDAre	$124,018	$118,912	$118,991	$114,840	$115,654

CALCULATION OF ADJUSTED EBITDAre
EBITDAre	$124,018	$118,912	$118,991	$114,840	$115,654
Adjustments:
Transaction and acquisition expenses	2,077	1,519	893	1,789	1,322
Adjustments related to unconsolidated joint ventures	(21)	15	13	7	25
Realized performance income(1)	—	(30)	—	—	—
Adjusted EBITDAre	$126,074	$120,416	$119,897	$116,636	$117,001
(1)Realized performance income includes fees received related to the achievement of certain performance targets in the Company's Necessity Retail Partners joint venture, which was dissolved in December 2025.

Phillips Edison & Company	19

Same-Center Net Operating Income Unaudited, in thousands

	Three Months Ended March 31,		Favorable (Unfavorable) % Change
	2026	2025
SAME-CENTER NOI(1)
Revenues:
Rental income(2)	$127,761	$124,044
Tenant recovery income	41,568	40,339
Reserves for uncollectibility(3)	(986)	(1,206)
Other property income	976	1,223
Total revenues	169,319	164,400	3.0%
Operating expenses:
Property operating expenses	26,502	25,838
Real estate taxes	20,567	20,460
Total operating expenses	47,069	46,298	(1.7)%
Total Same-Center NOI	$122,250	$118,102	3.5%

Same-Center NOI margin	72.2%	71.8%

(1)Same-Center NOI represents the NOI for the 282 properties that were wholly-owned for the entirety of both calendar year periods being compared.
(2)Excludes straight-line rental income, net amortization of above- and below-market leases, and lease buyout income.
(3)Includes billings that will not be recognized as revenue until cash is collected or the Neighbor resumes regular payments and/or the Company deems it appropriate to resume recording revenue on an accrual basis, rather than on a cash basis.

	Three Months Ended March 31,
	2026	2025
RECONCILIATION OF NET INCOME TO NOI AND SAME-CENTER NOI
Net income	$33,242	$28,893
Adjusted to exclude:
Fees and management income	(3,445)	(2,783)
Straight-line rental income(1)	(2,883)	(2,675)
Net amortization of above- and below-market leases	(2,451)	(1,944)
Lease buyout income	(1,709)	(1,739)
General and administrative expenses	11,943	12,086
Depreciation and amortization	65,531	65,274
Interest expense, net	29,772	25,672
Gain on disposal of property, net	(6,817)	(5,609)
Other expense, net	2,013	980
Property operating expenses related to fees and management income	2,081	896
NOI for real estate investments	127,277	119,051
Less: Non-same-center NOI(2)	(5,027)	(949)
Total Same-Center NOI	$122,250	$118,102
(1)Includes straight-line rent adjustments for Neighbors for whom revenue is being recorded on a cash basis.
(2)Includes operating revenues and expenses from non-same-center properties, which includes properties acquired or sold, and corporate activities.

Phillips Edison & Company	20

Joint Venture Portfolio and Financial Summary Unaudited, dollars and square feet in thousands

UNCONSOLIDATED JOINT VENTURE PORTFOLIO SUMMARY

		As of March 31, 2026
Joint Venture	Investment Partner	Ownership Percentage	Number of Shopping Centers	ABR	GLA
Grocery Retail Partners I LLC (“GRP I”)	The Northwestern Mutual Life Insurance Company	14%	20	$33,917	2,221
Necessity Retail Venture LLC (“NRV”)	Cohen & Steers Income Opportunities REIT, Inc.	20%	4	12,845	744
Neighborhood Grocery Catalyst Fund LLC (“NGCF”)	LS BDC Holdings, LLC, a subsidiary of Lafayette Square USA, Inc. & The Northwestern Mutual Life Insurance Company	31%	3	4,315	225

UNCONSOLIDATED JOINT VENTURE FINANCIAL SUMMARY

	As of March 31, 2026
	GRP I	NRV	NGCF
Total assets	$341,012	$198,099	$58,600
Gross debt	173,770	102,656	31,735
Pro rata share of debt	24,322	20,531	9,917

	Three Months Ended March 31, 2026
	GRP I	NRV	NGCF
Pro rata share of Nareit FFO(1)	$750	$413	$214
Pro rata share of Same-Center NOI(1)	1,112	114	90
Pro rata share of NOI(1)	1,112	522	340
(1)PECO's shares of the Company's unconsolidated joint ventures' Nareit FFO and NOI results are all calculated based upon the respective ownership percentages presented in the Unconsolidated Joint Venture Portfolio Summary table above.

Phillips Edison & Company	21

Supplemental Balance Sheets Detail Unaudited, in thousands

	March 31, 2026	December 31, 2025

OTHER ASSETS, NET
Deferred leasing commissions and costs	$62,013	$61,479
Deferred financing expenses(1)	16,308	16,308
Office equipment, capital lease assets, and other	30,941	30,062
Corporate intangible assets	6,703	6,703
Total depreciable and amortizable assets	115,965	114,552
Accumulated depreciation and amortization	(60,547)	(59,326)
Net depreciable and amortizable assets	55,418	55,226
Accounts receivable, net(2)	57,728	52,032
Accounts receivable - affiliates	1,569	1,525
Secured loan receivable	13,620	17,395
Deferred rent receivable, net(3)	83,249	80,669
Derivative assets	248	177
Prepaid expenses and other	13,680	14,029
Investment in third parties	6,856	6,876
Investment in marketable securities	15,327	16,355
Total other assets, net	$247,695	$244,284

ACCOUNTS PAYABLE AND OTHER LIABILITIES
Accounts payable trade and other accruals	$39,546	$40,155
Accrued real estate taxes	33,739	38,201
Security deposits	19,591	18,972
Distribution accrual	1,031	16,604
Accrued compensation	8,907	19,708
Accrued interest	17,776	32,129
Capital expenditure accrual	13,250	13,363
Accrued income taxes and deferred tax liabilities, net	1,454	1,200
Total accounts payable and other liabilities	$135,294	$180,332
(1)Deferred financing expenses per the above table are related to the Company's revolving credit facility, and as such it has elected to classify them as an asset rather than as a contra-liability.
(2)Net of $2.4 million and $2.6 million of general reserves for uncollectible amounts as of March 31, 2026 and December 31, 2025, respectively. Receivables that were removed for Neighbors considered to be non-creditworthy were $6.2 million and $6.5 million as of March 31, 2026 and December 31, 2025, respectively.
(3)Net of $4.0 million and $4.3 million of receivables removed as of March 31, 2026 and December 31, 2025, respectively, related to straight-line rent for Neighbors previously or currently considered to be non-creditworthy.

Phillips Edison & Company	22

Supplemental Statements of Operations Detail Unaudited, in thousands

	Three Months Ended March 31,
	2026	2025

REVENUES
Rental income(1)	$135,501	$127,509
Recovery income(1)	45,101	41,747
Straight-line rent amortization	2,731	2,514
Amortization of lease assets	2,390	1,901
Lease buyout income	1,709	1,739
Adjustments for collectibility(2)(3)	(1,151)	(1,227)
Fees and management income	3,445	2,783
Other property income	1,015	1,345
Total revenues	$190,741	$178,311
(1)Includes income related to lease payments before assessing for collectibility.
(2)Includes revenue adjustments for non-creditworthy Neighbors.
(3)Contains general reserves but excludes reserves for straight-line rent amortization; includes recovery of previous revenue reserved.

INTEREST EXPENSE, NET
Interest on senior notes	$17,183	$11,659
Interest on unsecured term loans, net	4,177	6,695
Interest on secured debt	3,627	4,055
Interest on revolving credit facility, net	1,957	1,261
Non-cash amortization and other(1)	1,748	2,001
Loss on extinguishment or modification of debt and other, net	1,080	1
Total interest expense, net	$29,772	$25,672
(1)Amortization of debt-related items includes items such as deferred financing expenses, assumed market debt, and derivative adjustments, net.

OTHER EXPENSE, NET
Transaction and acquisition expenses	$(2,077)	$(1,322)
Federal, state, and local income tax expense	(242)	(146)
Equity in net income of unconsolidated investments	36	121
Other income	270	367
Total other expense, net	$(2,013)	$(980)

Phillips Edison & Company	23

Capital Expenditures Unaudited, in thousands

	Three Months Ended March 31,
	2026	2025

CAPITAL EXPENDITURES FOR REAL ESTATE(1)(2)
Capital improvements	$3,260	$3,055
Tenant improvements	6,570	9,578
Development and redevelopment	13,988	11,749
Total capital expenditures for real estate	$23,818	$24,382
Corporate asset capital expenditures	705	458
Capitalized indirect costs(3)	1,889	1,440
Total capital spending activity	$26,412	$26,280

Cash paid for leasing commissions	$3,416	$2,617
(1)Includes landlord work.
(2)Amounts reported are net of insurance proceeds for property damage claims for all periods presented.
(3)Amount includes internal salaries and related benefits of personnel who work directly on capital projects as well as capitalized interest and other external expenses.

Phillips Edison & Company	24

Active Capital Projects Unaudited, dollars in thousands

Project	Location	Description	Target Stabilization Quarter(1)	Incurred to Date	Future Spend	Total Estimated Costs	Estimated Project Yield (2)

GROUND UP EXPANSION DEVELOPMENT
Sunridge Plaza	Rancho Cordova, CA	Ground lease for AutoZone	Q2-2026	$66	$—	$66
Contra Loma Plaza	Antioch, CA	Construction of a 2K SF outparcel 100% leased with Starbucks	Q3-2026	2,271	322	2,593
Golden Eagle Village	Clermont, FL	Construction of a 3K SF outparcel 100% leased with Operation Dental	Q4-2026	1,652	452	2,104
Shoppes of Lake Village	Leesburg, FL	Ground lease for Chase Bank, Mavis Tire & Brakes and one future ground lease	Q1-2027	3,946	633	4,579
Shoppes at Glen Lakes	Weeki Wachee, FL	Ground lease for Mavis Tire & Brakes and two future ground leases	Q2-2027	1,893	2,777	5,064
Murphy Marketplace	Murphy, TX	Construction of 63K SF of retail space 71% leased with Burlington and Nordstrom Rack	Q2-2027	4,768	10,860	15,628

Total: Ground Up				$14,596	$15,044	$30,034	7%-10%

Phillips Edison & Company	25

Active Capital Projects Unaudited, dollars in thousands

Project	Location	Description	Target Stabilization Quarter(1)	Incurred to Date	Future Spend	Total Estimated Costs	Estimated Project Yield (2)
REDEVELOPMENT
Riverpark Shopping Center	Sugar Land, TX	Anchor redevelopment 100% leased with Ace Pickleball Club and Dave & Buster's	Q2-2026	$3,978	$2,325	$6,303
Town Center at Jensen Beach	Jensen Beach, FL	Unit redevelopment 100% leased with IMAGE Studios	Q2-2026	517	439	955
Publix at Seven Hills	Spring Hill, FL	Demolish and rebuild Publix plus additional leasing with Publix Liquors	Q2-2026	7,068	2,027	9,095
Oak Mill Plaza	Niles, IL	Center redevelopment with multiple units 100% leased with Dollar Tree and multiple inline Neighbors	Q2-2026	917	1,362	2,278
Laguna 99 Plaza	Elk Grove, CA	Anchor redevelopment 100% leased with Planet Fitness	Q2-2026	1,026	587	1,614
Broomfield Marketplace	Broomfield, CO	Combine multiple units for Ace Hardware	Q2-2026	82	738	820
Five Town Plaza	Springfield, MA	Center redevelopment with anchor and multiple units 100% leased with Ollie's Bargain Outlet and multiple inline Neighbors	Q2-2026	1,598	654	2,252
Island Walk Shopping Center	Fernandina Beach, FL	Demolish and rebuild Publix plus additional leasing with Hallmark	Q3-2026	6,767	4,505	11,272
Murphy Marketplace	Murphy, TX	Anchor redevelopment 100% leased with EoS Fitness	Q3-2026	3,197	1,263	4,460
West Village Center	Chanhassen, MN	Anchor redevelopment 100% leased with Ulta	Q3-2026	662	624	1,286
Claremont Village	Everett, WA	Redevelopment of Chase Bank 46% leased with Starbucks	Q4-2026	1,239	935	2,174
The Oaks	Hudson, FL	Grocery anchor redevelopment 100% leased with MD Oriental Market	Q4-2026	243	750	993
Hamilton Village	Chattanooga, TN	Anchor redevelopment 100% leased with Southeast Pickleball	Q4-2026	308	566	874

Total: Redevelopment				$27,602	$16,775	$44,377	11%-20%
Active Projects Total				$42,198	$31,819	$74,411	9%-12%
2026 STABILIZED PROJECTS	6					$8,582	20%
(1)The timing of the Company's projects and the targeted stabilization quarter may be impacted by factors outside of the Company's control.
(2)Project yield ranges are weighted averages.

Phillips Edison & Company	26

Capitalization and Debt Ratios Unaudited, in thousands (excluding per share amounts and leverage ratios)

	March 31, 2026	December 31, 2025

EQUITY CAPITALIZATION
Common stock outstanding	125,966	125,788
OP units outstanding	12,747	12,724
Total shares and units outstanding	138,713	138,512
Share price	$37.42	$35.57
Total equity market capitalization	$5,190,640	$4,926,872

DEBT
Debt obligations, net	$2,489,365	$2,375,328
Add: Discount on notes payable	26,458	23,633
Add: Market debt adjustments, net	(228)	(259)
Add: Deferred financing expenses, net	2,036	3,443
Total debt - gross	2,517,631	2,402,145
Less: Cash and cash equivalents	3,141	3,544
Total net debt - consolidated	2,514,490	2,398,601
Add: Prorated share from unconsolidated joint ventures	52,605	53,208
Total net debt	$2,567,095	$2,451,809

ENTERPRISE VALUE
Total net debt	$2,567,095	$2,451,809
Total equity market capitalization	5,190,640	4,926,872
Total enterprise value	$7,757,735	$7,378,681

FINANCIAL LEVERAGE RATIOS
Net debt to Adjusted EBITDAre - annualized:
Net debt	$2,567,095	$2,451,809
Adjusted EBITDAre (trailing twelve month period)	483,023	473,950
Net debt to Adjusted EBITDAre - annualized	5.3x	5.2x

Net debt to Adjusted EBITDAre - current quarter annualized:
Net debt	$2,567,095	$2,451,809
Adjusted EBITDAre (current quarter annualized)	504,296	481,664
Net debt to Adjusted EBITDAre - current quarter annualized	5.1x	5.1x

Net debt to total enterprise value:
Net debt	$2,567,095	$2,451,809
Total enterprise value	7,757,735	7,378,681
Net debt to total enterprise value	33.1%	33.2%

Phillips Edison & Company	27

Summary of Outstanding Debt Unaudited, dollars in thousands

	Outstanding Balance	Contractual Interest Rate	Maturity Date	Percent of Total Indebtedness

SECURED DEBT
Individual property mortgages(1)	$29,447	3.45% - 6.15%	2027 - 2031	1%
Secured pool due 2027 (15 assets)	195,000	3.52%	2027	8%
Secured pool due 2030 (14 assets)	200,000	3.35%	2030	8%
Total secured debt	$424,447			17%

UNSECURED DEBT
Term loan due 2027(2)(3)	$161,750	4.46%	2027	6%
Revolving credit facility(2)(3)	181,000	SOFR + 0.78%	2029	7%
Senior unsecured notes due November 2031	350,000	2.63%	2031	14%
Senior unsecured notes due August 2032	350,000	5.25%	2032	14%
Senior unsecured notes due March 2033	350,000	4.75%	2033	14%
Senior unsecured notes due July 2034	350,000	5.75%	2034	14%
Senior unsecured notes due January 2035	350,000	4.95%	2035	14%
Total unsecured debt	$2,092,750			83%

Finance leases, net	434

Total debt obligations	$2,517,631

Assumed market debt adjustments, net	$228
Discount on notes payable	(26,458)
Deferred financing expenses, net	(2,036)
Debt obligations, net	$2,489,365

	Notional Amount	Fixed Rate

INTEREST RATE SWAPS
Interest rate swap expiring September 2026	200,000	3.36%
Total notional amount	$200,000
(1) No individual property mortgages were repaid during the quarter ended March 31, 2026.
(2) Excludes the impact of options to extend debt maturities. The revolving line of credit has two six-month extension options with an outside date of 2030 and the unsecured term loan has one remaining one-year option with an outside date of 2028.
(3) Our revolving credit facility and term loan carry an interest rate of the Secured Overnight Financing Rate (“SOFR”) plus a spread. While some of the rates are fixed through the use of swaps, a portion of this debt is not subject to a swap, and thus is still indexed to SOFR.

Phillips Edison & Company	28

Debt Overview and Schedule of Maturities Unaudited, dollars in thousands

	Secured Debt			Unsecured Debt(1)
Maturity Year	Scheduled Mortgage Principal Payments	Mortgage Loans	Secured Portfolio Loans	Unsecured Term Loans	Senior Unsecured Notes	Revolving Line of Credit	Total Consolidated Debt	Pro Rata Share of JV Debt	Total Debt	Weighted-Average Interest Rate(1)(2)
2026	1,437	—	—	—	—	—	1,437	24,322	25,759	3.6%
2027	1,905	3,690	195,000	—	—	—	200,595	—	200,595	3.6%
2028	767	16,600	—	161,750	—	—	179,117	—	179,117	4.5%
2029	805	—	—	—	—	—	805	—	805	—%
2030	844	—	200,000	—	—	181,000	381,844	4,380	386,224	3.8%
2031	559	2,840	—	—	350,000	—	353,399	—	353,399	2.7%
2032	—	—	—	—	350,000	—	350,000	21,436	371,436	5.2%
2033	—	—	—	—	350,000	—	350,000	—	350,000	4.8%
2034	—	—	—	—	350,000	—	350,000	4,632	354,632	5.8%
2035	—	—	—	—	350,000	—	350,000	—	350,000	5.0%
Net debt market adjustments / discounts / issuance costs	—	—	—	—	—	—	(28,266)	(507)	(28,773)	N/A
Finance leases	—	—	—	—	—	—	434	—	434	N/A
Total	$6,317	$23,130	$395,000	$161,750	$1,750,000	$181,000	$2,489,365	$54,263	$2,543,628	4.4%

			Weighted-Average
	Total Debt	Percent of Total Indebtedness	Effective Interest Rate(2)	Years to Maturity(1)
Fixed rate debt	$2,374,447	92.3%	4.4%	6.3
Variable rate debt	142,750	5.6%	4.6%	2.9
Net debt market adjustments / discounts / issuance costs	(28,266)	N/A	N/A	N/A
Finance leases	434	N/A	N/A	N/A
Total consolidated debt	$2,489,365	97.9%	4.4%	5.9
Pro rata share of JV Debt	54,770	2.1%	4.8%	3.8
Net debt market adjustments / discounts / issuance costs of JV Debt	(507)	N/A	N/A	N/A
Total consolidated + JV debt	$2,543,628	100.0%	4.4%	5.8
(1)Includes the impact of options to extend debt maturities. The revolving line of credit has two six-month extension options with an outside date of 2030 and the unsecured term loan has one remaining one-year option with an outside date of 2028.
(2)Includes the impact of a $200 million interest rate swap with a SOFR swap rate of 3.4%; see detail on previous page.

Phillips Edison & Company	29

Debt Covenants Unaudited, dollars in thousands

UNSECURED TERM LOAN DUE 2027 AND CREDIT FACILITY DUE 2029
	Covenant	March 31, 2026
LEVERAGE RATIO
Total Indebtedness		$2,604,304
Total Asset Value		$8,033,494
Leverage Ratio	=<60%	32.4%

SECURED LEVERAGE RATIO
Total Secured Indebtedness		$479,652
Total Asset Value		$8,033,494
Secured Leverage Ratio	=<35%	6.0%

FIXED CHARGE COVERAGE RATIO
Adjusted EBITDA		$456,364
Total Fixed Charges		$113,582
Fixed Charge Coverage Ratio	=>1.5x	4.02x

MAXIMUM UNSECURED INDEBTEDNESS TO UNENCUMBERED ASSET VALUE
Total Unsecured Indebtedness		$2,124,900
Unencumbered Asset Value		$6,745,948
Unsecured Indebtedness to Unencumbered Asset Value	=<60%	31.5%

MINIMUM UNENCUMBERED NOI TO INTEREST EXPENSE
Unencumbered NOI		$428,952
Interest Expense for Unsecured Indebtedness		$94,361
Unencumbered NOI to Interest Expense	>=1.75x	4.55x

DIVIDEND PAYOUT RATIO
Distributions		$177,065
Funds From Operations		$362,681
Dividend Payout Ratio	<95%	48.8%

SENIOR UNSECURED NOTES DUE 2031, 2032, 2033, 2034, AND 2035
	Covenant	March 31, 2026
AGGREGATE DEBT TEST
Total Indebtedness		$2,548,750
Total Asset Value		$6,969,982
Aggregate Debt Test	=<65%	36.6%

SECURED DEBT TEST
Total Secured Indebtedness		$424,881
Total Asset Value		$6,969,982
Secured Debt Test	=<40%	6.1%

DEBT SERVICE TEST
Consolidated EBITDA		$479,175
Annual Debt Service Charge		$108,681
Debt Service Test	=>1.5x	4.41x

MAINTENANCE OF TOTAL UNENCUMBERED ASSETS
Unencumbered Asset Value		$6,064,937
Total Unsecured Indebtedness		$2,123,869
Maintenance of Total Unencumbered Assets	=>150%	286%

Note: Calculations are per covenant definitions as set forth in the applicable debt agreements.

Phillips Edison & Company	30

TRANSACTIONAL SUMMARY
Three Months Ended March 31, 2026

Phillips Edison & Company	31

Acquisition Summary Unaudited, dollars in thousands

Date	Property Name	Location	Total GLA	Contract Price	Leased Occupancy at Acquisition	Grocery Anchor	% of PECO Share
1/7/2026	The Village at Indian Wells	Indian Wells, CA	105,177	$30,425	77.8%	Sprouts Farmers Market	100%
1/9/2026	Heron Creek Land	North Port, FL	N/A	4,600	N/A	N/A	100%
1/23/2026	Creekside Park Village	The Woodlands, TX	74,641	41,940	98.4%	H-E-B(1)	100%
2/25/2026	Plaza West Covina	West Covina, CA	46,406	25,777	88.3%	N/A	100%
2/27/2026	Ridgeview Marketplace	Colorado Springs, CO	20,410	6,760	100.0%	King Soopers(1)	100%
3/24/2026	The Shops at Hamilton Mill	Dacula, GA	43,518	16,000	100.0%	N/A	100%
Total acquisitions			290,152	$125,502

Weighted-average cap rate		6.7%

(1)Retailer is not part of the owned property.

Disposition Summary Unaudited, dollars in thousands

Date	Property Name	Location	Total GLA	Sale Price	Leased Occupancy at Disposition	Grocery Anchor	% of PECO Share
2/20/2026	South Oaks Shopping Center	Live Oak, FL	102,816	$5,250	54.9%	N/A	100%
3/20/2026	Highland Fair	Gresham, OR	70,795	17,000	92.4%	Safeway	100%
Total dispositions			173,611	$22,250

Weighted-average cap rate		6.5%

Phillips Edison & Company	32

PORTFOLIO SUMMARY
Quarter Ended March 31, 2026

Phillips Edison & Company	33

Wholly-Owned Portfolio Summary Unaudited, dollars and square feet in thousands (excluding per square foot amounts)

As of March 31, 2026

PORTFOLIO OVERVIEW:
Number of shopping centers	299
Number of states	31
Total GLA	33,669
Average shopping center GLA	113
Total ABR	$548,490
Total ABR from necessity-based goods and services(1)	74.4%
Percent of ABR from non-grocery anchors	13.4%
Percent of ABR from inline spaces	58.9%
GROCERY METRICS:
Percent of ABR from omni-channel grocery-anchored shopping centers	94.3%
Percent of ABR from grocery Neighbors(1)	27.7%
Percent of GLA from grocery Neighbors	44.6%
Grocer health ratio(2)	2.3%
Percent of ABR from centers with grocery anchors that are #1 or #2 by sales	82.3%
Average annual sales per square foot of reporting grocers	$763
LEASED OCCUPANCY AS A PERCENTAGE OF RENTABLE SQUARE FEET:
Total portfolio	97.1%
Anchor spaces	98.4%
Inline spaces	95.0%
AVERAGE REMAINING LEASE TERM (IN YEARS):(3)
Total portfolio	4.6
Grocery anchor spaces	4.8
Non-grocery anchor spaces	5.4
Inline spaces	3.9
PORTFOLIO RETENTION RATE:(4)
Total portfolio	87.8%
Anchor spaces	92.4%
Inline spaces	78.5%
AVERAGE ABR PER SQUARE FOOT:
Total portfolio	$16.77
Anchor spaces	$10.74
Inline spaces	$27.34

(1)Inclusive of the Company's prorated portion of shopping centers owned through the Company's unconsolidated joint ventures.
(2)Based on the most recently reported sales data available.
(3)The average remaining lease term in years is as of March 31, 2026. Including future options to extend the term of the lease, the average remaining lease term in years for the Company's total portfolio, grocery anchors, non-grocery anchors and inline spaces is 20.0, 31.8, 15.5, and 7.8, respectively.
(4)For the three months ended March 31, 2026.

Phillips Edison & Company	34

ABR by Neighbor Category Unaudited

As of March 31, 2026
% ABR(1)
NECESSITY RETAIL AND SERVICES
Grocery	27.7%
Quick service restaurant	12.4%
Medical	8.9%
Beauty & hair care	6.7%
Banks, insurance, & government services	3.4%
Fitness	3.2%
Pet supply	2.2%
Dollar stores	1.7%
Education & training	1.7%
Hardware & automotive	1.5%
Wine, beer, & liquor	1.4%
Telecommunications & cell phone services	1.3%
Pharmacy	0.7%
Other necessity-based	1.6%
Total ABR from necessity-based goods and services	74.4%

OTHER RETAIL STORES
Full service restaurant	8.2%
Soft goods(2)	7.6%
Home	2.7%
Off-price apparel	1.9%
Sports entertainment	1.1%
Other retail(3)	4.1%
Total ABR from other retail stores	25.6%
Total ABR	100.0%

(1)Inclusive of the Company's prorated portion of shopping centers owned through the Company's unconsolidated joint ventures.
(2)Includes ABR contributions of 2% from apparel, shoes, accessories and department store Neighbors.
(3)Includes ABR contribution of 1% from entertainment Neighbors.

Phillips Edison & Company	35

Wholly-Owned Occupancy and ABR Unaudited

	Quarter Ended
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025

OCCUPANCY
Leased Basis
Anchor	98.4%	98.7%	99.2%	98.9%	98.4%
Inline	95.0%	95.1%	94.8%	94.8%	94.6%
Total leased occupancy	97.1%	97.3%	97.6%	97.4%	97.1%

Economic Basis
Anchor	98.2%	97.9%	98.5%	98.0%	97.6%
Inline	94.2%	94.2%	94.3%	94.1%	94.1%
Total economic occupancy	96.7%	96.5%	97.0%	96.6%	96.4%

ABR
Leased Basis - $
Anchor	$223,626	$223,046	$224,492	$222,464	$220,874
Inline	324,864	316,083	312,575	309,080	297,241
Total ABR	$548,490	$539,129	$537,067	$531,544	$518,115

Leased Basis - PSF
Anchor	$10.74	$10.68	$10.46	$10.40	$10.42
Inline	27.34	26.98	26.61	26.40	26.23
Total ABR PSF	$16.77	$16.54	$16.17	$16.06	$15.93

SAME-CENTER OCCUPANCY(1)
Same-Center Leased Basis
Anchor	98.6%	98.9%	99.3%	99.0%	98.5%
Inline	95.0%	95.2%	95.1%	95.0%	94.9%
Total same-center leased occupancy	97.3%	97.6%	97.8%	97.6%	97.2%

Same-Center Economic Basis
Anchor	98.4%	98.1%	98.6%	98.1%	97.7%
Inline	94.3%	94.4%	94.5%	94.4%	94.3%
Total same-center economic occupancy	96.9%	96.8%	97.1%	96.8%	96.5%
(1)Same-Center Occupancy represents the occupancy for the 282 properties that were wholly-owned for the entirety of both calendar year periods being compared.

Phillips Edison & Company	36

Top 25 Neighbors by ABR Dollars and square footage amounts in thousands

			Number of Locations(1)
	Neighbor	Banners Leased at PECO Centers	Wholly-Owned	Joint Ventures	ABR(2)	% ABR(2)	Leased SF(2)
1	Kroger	Kroger, Fry's Food Stores, King Soopers, Pick 'n Save, Smith's, Harris Teeter, Quality Food Centers, Mariano's, Food 4 Less, Metro Market	56	7	$28,409	5.1%	3,475
2	Publix	Publix	52	10	27,838	5.0%	2,530
3	Albertsons	Safeway, Market Street, Randalls, Tom Thumb, Jewel-Osco, Vons, Shaw's Supermarket, Albertsons	28	2	19,088	3.4%	1,683
4	Ahold Delhaize	Martin's, Giant, Stop & Shop, Food Lion	22	—	17,215	3.1%	1,184
5	Walmart	Walmart Neighborhood Market, Walmart	12	—	8,483	1.5%	1,733
6	TJX Companies	Sierra, HomeGoods, T.J.Maxx, Marshalls	19	2	7,517	1.3%	605
7	Giant Eagle	Giant Eagle	9	1	7,437	1.3%	759
8	Sprouts Farmers Market	Sprouts Farmers Market	14	—	6,725	1.2%	411
9	Raley's	Raley's	5	—	4,708	0.8%	288
10	Dollar Tree	Dollar Tree	34	5	4,521	0.8%	399
11	Planet Fitness	Planet Fitness	15	1	3,951	0.7%	315
12	Starbucks Corporation	Starbucks	41	1	3,912	0.7%	82
13	Big Y	Big Y	3	—	3,540	0.6%	167
14	UNFI (SuperValu)	Cub Foods	5	—	3,500	0.6%	336
15	United Parcel Service	The UPS Store, WeShip Store	73	11	3,204	0.6%	105
16	Subway Group(3)	Subway	63	3	3,015	0.6%	96
17	Pet Supplies Plus	Pet Supplies Plus	24	—	3,014	0.5%	185
18	Great Clips	Great Clips	74	9	2,863	0.5%	94
19	Trader Joe's	Trader Joe's	9	—	2,860	0.5%	122
20	H&R Block	H&R Block	56	3	2,773	0.5%	99
21	Lowe's	Lowe's	3	1	2,748	0.5%	369
22	Anytime Fitness	Anytime Fitness	26	2	2,590	0.5%	139
23	Petco Animal Supplies	Petco	10	1	2,518	0.5%	135
24	EOS Fitness	EoS Fitness	3	—	2,518	0.5%	128
25	H-E-B	H-E-B	2	—	2,492	0.5%	164
	Total		658	59	$177,439	31.8%	15,603
(1)Includes properties currently under redevelopment or ground-up development, as well as leases that have been executed but for which rent has not yet commenced.
(2)Includes the prorated portion owned through the Company's unconsolidated joint ventures.
(3)Brand of Roark Capital.

Phillips Edison & Company	37

Neighbors by Type and Industry(1)(2) Unaudited

Leased Square Feet by Neighbor Type

National & Regional: 38.5%
Grocery: 44.6%
Local: 16.9%

ABR
by Neighbor Type
National &
Regional:
46.3%
Grocery:
27.7%
Local:
26.0%

Leased Square Feet by Neighbor Industry

Grocery: 44.6%
Retail Stores: 22.4%
Services: 21.6%
Restaurant: 11.4%

ABR
by Neighbor Industry
Retail Stores: 21.0%
Services: 30.7%
Restaurant: 20.6%
Grocery: 27.7%

(1)The Company defines national Neighbors as those Neighbors that operate in at least three states. Regional Neighbors are defined as those Neighbors that have at least three locations in fewer than three states.
(2)Includes the prorated portion owned through the Company's unconsolidated joint ventures.

Phillips Edison & Company	38

Properties by State(1) Dollars and square footage amounts in thousands (excluding per square foot amounts)

State	ABR	% ABR	ABR / Leased SF	GLA	% GLA	% Leased	Number of Properties
Florida	$67,867	12.2%	$16.60	4,166	12.3%	98.1%	54
California	61,884	11.1%	24.13	2,660	7.8%	96.4%	29
Texas	54,975	9.9%	21.74	2,600	7.6%	97.3%	23
Georgia	48,568	8.7%	15.06	3,291	9.5%	98.0%	34
Ohio	35,272	6.3%	12.83	2,851	8.3%	96.4%	21
Illinois	32,688	5.9%	17.29	1,935	5.7%	97.7%	17
Colorado	31,512	5.6%	19.87	1,623	4.7%	97.7%	15
Virginia	24,388	4.4%	18.00	1,425	4.2%	95.1%	14
Minnesota	23,276	4.2%	18.04	1,308	3.8%	98.7%	13
Massachusetts	18,390	3.3%	16.34	1,151	3.4%	97.8%	9
Nevada	15,909	2.9%	24.45	663	1.9%	98.1%	5
Pennsylvania	13,177	2.4%	13.23	1,001	2.9%	99.6%	6
South Carolina	12,998	2.3%	13.02	1,010	3.0%	98.8%	10
Arizona	11,949	2.1%	16.17	750	2.2%	98.6%	7
Maryland	11,011	2.0%	23.88	541	1.6%	85.3%	5
North Carolina	10,573	1.9%	14.87	722	2.1%	98.4%	12
Wisconsin	10,268	1.8%	12.87	807	2.4%	98.8%	7
Tennessee	8,798	1.6%	11.28	802	2.3%	97.3%	5
Connecticut	8,763	1.6%	17.43	515	1.5%	97.5%	5
Washington	8,017	1.4%	22.77	380	1.1%	92.5%	4
Indiana	7,782	1.4%	9.80	832	2.4%	95.4%	5
Kentucky	7,063	1.3%	11.75	616	1.8%	97.6%	4
Michigan	6,668	1.2%	9.94	724	2.1%	92.7%	5
Kansas	5,105	0.9%	13.63	374	1.1%	100.0%	3
New Jersey	4,470	0.8%	26.38	169	0.5%	100.0%	1
Oregon	4,245	0.8%	17.67	244	0.7%	98.5%	3
New Mexico	3,400	0.6%	13.74	255	0.7%	97.0%	2
Missouri	2,992	0.5%	13.60	246	0.7%	89.5%	3
Iowa	2,901	0.5%	8.33	360	1.1%	96.9%	3
New York	1,785	0.3%	12.29	163	0.5%	88.9%	1
Utah	461	0.1%	31.70	15	0.1%	100.0%	1
Total	$557,155	100.0%	$16.77	34,199	100.0%	97.1%	326
(1)Includes the prorated portion owned through the Company's unconsolidated joint ventures.

Phillips Edison & Company	39

New, Renewal, and Option Lease Summary Unaudited, dollars and square footage amounts in thousands (excluding per square foot amounts)

							Comparable Only
	Number of Leases Signed	GLA	ABR	ABR PSF(1)	Weighted-Average Lease Term (Years)	Cost of TI/TIA PSF(2)	Number of Leases	Increase in ABR PSF	Rent Spread %

TOTAL - NEW, RENEWAL, AND OPTION LEASES
Q1 2026	246	1,573	$25,623	$16.29	5.6	$4.50	199	$1.62	11.8%
Q4 2025	246	1,400	24,917	17.80	6.2	6.02	197	2.05	13.9%
Q3 2025	270	1,664	27,519	16.54	6.3	4.45	220	1.78	12.7%
Q2 2025	276	1,403	24,012	17.12	5.6	5.85	220	2.28	16.0%
Total	1,038	6,040	$102,071	$16.90	5.9	$5.15	836	$1.92	13.5%

NEW LEASES
Q1 2026	78	252	$6,121	$24.30	9.4	$22.47	31	$7.09	36.2%
Q4 2025	101	313	7,847	25.05	8.2	26.19	53	6.58	34.3%
Q3 2025	89	276	6,650	24.12	8.8	23.72	42	6.55	24.5%
Q2 2025	94	305	6,654	21.84	8.5	26.30	40	5.69	34.6%
Total	362	1,145	$27,271	$23.81	8.7	$24.81	166	$6.37	32.4%

RENEWAL LEASES
Q1 2026	110	226	$7,102	$31.37	4.6	$0.96	110	$5.49	21.2%
Q4 2025	95	282	6,770	24.01	5.4	0.24	94	4.01	20.0%
Q3 2025	127	268	8,178	30.52	4.5	1.01	124	5.66	23.2%
Q2 2025	142	376	9,198	24.49	4.0	0.49	140	3.93	19.1%
Total	474	1,152	$31,249	$27.13	4.6	$0.64	468	$4.66	20.7%

OPTION LEASES
Q1 2026	58	1,095	$12,400	$11.32	5.0	$1.10	58	$0.45	4.1%
Q4 2025	50	805	10,300	12.80	5.6	0.20	50	0.64	5.3%
Q3 2025	54	1,120	12,691	11.33	6.1	0.54	54	0.57	5.3%
Q2 2025	40	722	8,160	11.30	5.3	—	40	0.75	7.1%
Total	202	3,742	$43,551	$11.64	5.5	$0.52	202	$0.58	5.3%
(1)Per square foot amounts may not recalculate exactly based on other amounts presented within the table due to rounding.
(2)Excludes landlord work.

Phillips Edison & Company	40

Lease Expirations(1)(2) Unaudited, square footage amounts in thousands

	Number of Leases	GLA Expiring	% of Leased GLA(3)	ABR PSF	% of ABR

TOTAL LEASES
MTM	106	191	0.6%	$21.84	0.7%
2026	516	1,452	4.4%	21.33	5.6%
2027	909	3,948	11.9%	17.03	12.1%
2028	965	5,274	15.9%	16.41	15.6%
2029	939	5,041	15.2%	17.35	15.7%
2030	834	4,964	14.9%	16.72	14.9%
2031	598	4,102	12.3%	15.52	11.3%
2032	268	1,769	5.3%	15.56	4.9%
2033	237	1,114	3.4%	19.86	4.0%
2034	224	1,988	6.0%	12.38	4.4%
2035	228	1,278	3.8%	18.06	4.2%
2036+	265	2,095	6.3%	17.57	6.6%
Total leases	6,089	33,216	100.0%	$16.77	100.0%

ANCHOR LEASES
MTM	—	—	—%	$—	—%
2026	20	434	1.3%	11.30	0.9%
2027	67	2,151	6.5%	9.28	3.6%
2028	82	3,411	10.3%	10.25	6.3%
2029	91	3,185	9.6%	11.26	6.4%
2030	86	3,393	10.2%	11.43	7.0%
2031	82	2,906	8.7%	10.74	5.5%
2032	28	1,166	3.5%	10.19	2.1%
2033	22	603	1.8%	12.76	1.4%
2034	32	1,525	4.6%	7.62	2.1%
2035	23	765	2.3%	9.92	1.4%
2036+	59	1,611	4.9%	14.21	4.1%
Anchor leases	592	21,150	63.7%	$10.75	40.8%

INLINE LEASES
MTM	106	191	0.6%	$21.84	0.7%
2026	496	1,018	3.1%	25.61	4.7%
2027	842	1,797	5.4%	26.29	8.5%
2028	883	1,863	5.6%	27.69	9.3%
2029	848	1,856	5.6%	27.80	9.3%
2030	748	1,571	4.7%	28.12	7.9%
2031	516	1,196	3.6%	27.15	5.8%
2032	240	603	1.8%	25.96	2.8%
2033	215	511	1.6%	28.24	2.6%
2034	192	463	1.4%	28.05	2.3%
2035	205	513	1.5%	30.19	2.8%
2036+	206	484	1.4%	28.72	2.5%
Inline leases	5,497	12,066	36.3%	$27.33	59.2%
(1)Statistics include the Company's wholly-owned properties and the prorated portion owned through the Company's unconsolidated joint ventures.
(2)Statistics are based on current terms and assume no exercise of renewal options.
(3)Percentage amounts may not recalculate exactly based on other amounts presented within the table due to rounding.

Phillips Edison & Company	41

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
51st & Olive Square	Glendale, AZ	100%	Phoenix-Mesa-Chandler, AZ	1975 / 2007	88,225	97.4%	$1,054	$12.26	Fry's Food Stores	N/A
Alameda Crossing	Avondale, AZ	100%	Phoenix-Mesa-Chandler, AZ	2006 / 2025	141,721	100.0%	$2,812	$19.84	Sprouts Farmers Market	Burlington; Uptown Jungle; Big 5 Sporting Goods
Arcadia Plaza	Phoenix, AZ	100%	Phoenix-Mesa-Chandler, AZ	1980 / 2018	63,637	100.0%	$1,556	$24.45	Sprouts Farmers Market	N/A
Broadway Plaza	Tucson, AZ	100%	Tucson, AZ	1982 / 2003	84,298	97.3%	$1,591	$19.40	Sprouts Farmers Market	N/A
South Point Plaza	Tempe, AZ	31%	Phoenix-Mesa-Chandler, AZ	1987 / 2013	49,332	95.0%	$1,081	$23.05	Fry's Food Stores(1)	Goodwill
Southern Palms	Tempe, AZ	100%	Phoenix-Mesa-Chandler, AZ	1982 / 2018	256,346	99.6%	$3,717	$14.56	Sprouts Farmers Market	Goodwill; Southwest Institute of Healing Arts; Habitat for Humanity ReStore; Planet Fitness; AutoZone
Sunburst Plaza	Glendale, AZ	100%	Phoenix-Mesa-Chandler, AZ	1970 / 2022	99,913	96.0%	$881	$9.19	Fry's Food Stores	Daiso
Atwater Marketplace	Atwater, CA	100%	Merced, CA	2023	2,082	100.0%	$138	$66.28	N/A	N/A
Boronda Plaza	Salinas, CA	100%	Salinas, CA	2003 / 2021	93,071	100.0%	$2,464	$26.47	Food 4 Less	N/A
Broadway Pavilion	Santa Maria, CA	100%	Santa Maria-Santa Barbara, CA	1987	142,676	100.0%	$2,504	$17.55	Food Maxx	Idler's Home; Dollar Tree
Central Valley Marketplace	Ceres, CA	100%	Modesto, CA	2005	81,897	100.0%	$1,826	$22.30	Food 4 Less	N/A
Clayton Station	Clayton, CA	100%	San Francisco-Oakland-Berkeley, CA	1991	66,724	96.7%	$1,965	$30.46	Safeway(1)	Walgreens
Commonwealth Square	Folsom, CA	100%	Sacramento-Roseville-Folsom, CA	1987	141,310	100.0%	$2,618	$18.53	Raley's	N/A
Contra Loma Plaza	Antioch, CA	100%	San Francisco-Oakland-Berkeley, CA	1989 / 2022	74,616	97.3%	$960	$13.23	Lucky Supermarkets	N/A
Del Paso Marketplace	Sacramento, CA	100%	Sacramento-Roseville-Folsom, CA	2006 / 2016	59,796	100.0%	$1,728	$28.90	Sprouts Farmers Market	N/A
Driftwood Village	Ontario, CA	100%	Riverside-San Bernardino-Ontario, CA	1985 / 2025	95,421	100.0%	$2,113	$22.14	Food 4 Less	N/A
Foothill Park Plaza	Monrovia, CA	100%	Los Angeles-Long Beach-Anaheim, CA	1985 / 2001	43,618	85.4%	$1,834	$49.22	Vons(1)	N/A
Herndon Place	Fresno, CA	100%	Fresno, CA	2005	95,155	98.9%	$1,712	$18.19	Save Mart Supermarkets	N/A
Laguna 99 Plaza	Elk Grove, CA	100%	Sacramento-Roseville-Folsom, CA	1992 / 2025	89,188	100.0%	$2,182	$24.47	Walmart Neighborhood Market	Planet Fitness
North Point Landing	Modesto, CA	100%	Modesto, CA	1964 / 2008	152,769	99.0%	$2,478	$16.39	Walmart	N/A

Phillips Edison & Company	42

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Plaza West Covina	West Covina, CA	100%	Los Angeles-Long Beach-Anaheim, CA	1994	46,406	88.3%	$1,728	$42.17	N/A	Umiya Sushi & Hotpot
Quail Pointe	Fair Oaks, CA	100%	Sacramento-Roseville-Folsom, CA	1987	98,015	94.2%	$3,208	$34.76	Trader Joe's	Lamps Plus
Quartz Hill Towne Centre	Lancaster, CA	100%	Los Angeles-Long Beach-Anaheim, CA	1991 / 2012	114,724	100.0%	$2,148	$18.72	Vons	CVS
Red Maple Village	Tracy, CA	100%	Stockton, CA	2009	97,655	100.0%	$2,720	$27.85	Raley's	N/A
Riverlakes Village	Bakersfield, CA	100%	Bakersfield, CA	1997 / 2022	94,012	97.8%	$2,117	$23.03	Vons	N/A
Rocky Ridge Town Center	Roseville, CA	100%	Sacramento-Roseville-Folsom, CA	1996 / 2015	93,337	88.1%	$2,826	$34.36	Sprouts Farmers Market	BevMo!
Shasta Crossroads	Redding, CA	100%	Redding, CA	1989 / 2023	114,453	90.5%	$2,058	$19.87	Food Maxx	N/A
Sierra Vista Plaza	Murrieta, CA	100%	Riverside-San Bernardino-Ontario, CA	1991 / 2025	80,259	98.3%	$2,188	$27.75	Stater Bros Markets(1)	Dollar Tree
Sterling Pointe Center	Lincoln, CA	100%	Sacramento-Roseville-Folsom, CA	2004 / 2017	136,020	100.0%	$3,360	$24.70	Raley's	N/A
Sunridge Plaza	Rancho Cordova, CA	100%	Sacramento-Roseville-Folsom, CA	2017	87,856	95.9%	$2,865	$33.99	Raley's	N/A
The Village at Indian Wells	Indian Wells, CA	100%	Riverside-San Bernardino-Ontario, CA	1983	105,177	77.8%	$2,143	$26.17	Sprouts Farmers Market	CVS
Town & Country Village	Sacramento, CA	100%	Sacramento-Roseville-Folsom, CA	1950 / 2025	216,131	92.7%	$4,551	$22.73	Sprouts Farmers Market; Trader Joe's	Bob's Discount Furniture; T.J. Maxx; Ross Dress for Less; Royal Flooring; Ulta
Village One Plaza	Modesto, CA	100%	Modesto, CA	2007	105,658	100.0%	$2,618	$24.78	Raley's	N/A
Vineyard Center	Templeton, CA	100%	San Luis Obispo-Paso Robles, CA	2007	21,117	93.7%	$665	$33.62	Trader Joe's	N/A
West Acres Shopping Center	Fresno, CA	100%	Fresno, CA	1990 / 2015	83,414	97.9%	$974	$11.93	Food Maxx	N/A
Windmill Marketplace	Clovis, CA	100%	Fresno, CA	2001	27,486	100.0%	$1,192	$43.37	Save Mart(1)	N/A
Arapahoe Marketplace	Greenwood Village, CO	100%	Denver-Aurora-Lakewood, CO	1977 / 2024	194,215	100.0%	$4,996	$25.72	Sprouts Farmers Market	The Tile Shop; Molly's Spirits; Kula Sport Performance; Office Depot
Broadlands Marketplace	Broomfield, CO	100%	Denver-Aurora-Lakewood, CO	2002	103,883	100.0%	$1,568	$15.09	Safeway	N/A
Broomfield Marketplace	Broomfield, CO	100%	Denver-Aurora-Lakewood, CO	1999 / 2025	114,800	91.9%	$1,204	$11.41	King Soopers	Ace Hardware
Fairfield Commons	Lakewood, CO	100%	Denver-Aurora-Lakewood, CO	1985 / 2014	143,276	95.5%	$2,813	$20.55	Sprouts Farmers Market	T.J. Maxx; Planet Fitness; Aaron's

Phillips Edison & Company	43

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Foxridge Plaza	Centennial, CO	100%	Denver-Aurora-Lakewood, CO	1983 / 2022	54,592	97.9%	$1,435	$26.84	King Soopers(1)	N/A
Golden Town Center	Golden, CO	100%	Denver-Aurora-Lakewood, CO	1993 / 2003	117,882	98.7%	$2,021	$17.36	King Soopers	N/A
Kipling Marketplace	Littleton, CO	100%	Denver-Aurora-Lakewood, CO	1983 / 2009	90,124	96.9%	$1,393	$15.95	Safeway	N/A
Meadows on the Parkway	Boulder, CO	100%	Boulder, CO	1989	208,319	94.1%	$4,048	$20.66	Safeway	Walgreens; Dollar Tree; Regus
Northpark Plaza	Westminster, CO	100%	Denver-Aurora-Lakewood, CO	2001	52,192	100.0%	$1,494	$28.63	King Soopers(1)	N/A
Nor'Wood Shopping Center	Colorado Springs, CO	100%	Colorado Springs, CO	2003 / 2025	75,242	100.0%	$1,323	$17.58	Safeway	N/A
Ridgeview Marketplace	Colorado Springs, CO	100%	Colorado Springs, CO	2003	43,169	100.0%	$1,315	$30.46	King Soopers(1)	N/A
Roxborough Marketplace	Littleton, CO	100%	Denver-Aurora-Lakewood, CO	2005 / 2024	103,639	100.0%	$1,853	$17.88	Safeway	N/A
Thompson Valley Towne Center	Loveland, CO	100%	Fort Collins, CO	1999	125,099	100.0%	$2,493	$19.93	King Soopers	Ace Hardware
Westwoods Shopping Center	Arvada, CO	100%	Denver-Aurora-Lakewood, CO	2003 / 2011	93,799	100.0%	$1,521	$16.22	King Soopers	N/A
Wheat Ridge Marketplace	Wheat Ridge, CO	100%	Denver-Aurora-Lakewood, CO	1996 / 2024	103,115	95.8%	$2,036	$20.61	Safeway	N/A
Bethel Shopping Center	Bethel, CT	100%	Bridgeport-Stamford-Norwalk, CT	2007	101,205	89.3%	$2,256	$24.96	Big Y	N/A
Everybody's Plaza	Cheshire, CT	100%	New Haven-Milford, CT	1960 / 2014	49,975	100.0%	$1,089	$21.79	Big Y	N/A
Montville Commons	Montville, CT	100%	Norwich-New London, CT	2007	116,916	98.3%	$1,866	$16.24	Stop & Shop	N/A
Stop & Shop Plaza	Enfield, CT	100%	Hartford-East Hartford-Middletown, CT	1988 / 1998	117,718	100.0%	$2,120	$18.01	Stop & Shop	N/A
Willimantic Plaza	Willimantic, CT	100%	Worcester, MA-CT	1968 / 2024	129,670	100.0%	$1,432	$11.04	BJ's Wholesale Club	Ollie's Bargain Outlet
Alico Commons	Fort Myers, FL	100%	Cape Coral-Fort Myers, FL	2009 / 2020	100,720	96.3%	$1,822	$18.78	Publix	Non Stop Fitness
Bloomingdale Hills	Riverview, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2002 / 2012	78,442	100.0%	$868	$11.07	Walmart Neighborhood Market	N/A
Breakfast Point Marketplace	Panama City Beach, FL	100%	Panama City, FL	2009 / 2010	97,938	100.0%	$1,629	$16.63	Publix	Office Depot
Broadway Promenade	Sarasota, FL	100%	North Port-Sarasota-Bradenton, FL	2007	49,271	100.0%	$1,040	$21.11	Publix	N/A
Champions Gate Village	Davenport, FL	100%	Orlando-Kissimmee-Sanford, FL	2001	62,714	100.0%	$1,101	$17.56	Publix	N/A
Cocoa Commons	Cocoa, FL	100%	Palm Bay-Melbourne-Titusville, FL	1986 / 2000	90,116	100.0%	$1,374	$15.25	Publix	N/A
Colonial Promenade	Winter Haven, FL	100%	Lakeland-Winter Haven, FL	1986 / 2008	280,228	91.5%	$2,340	$9.13	Walmart	N/A

Phillips Edison & Company	44

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Coquina Plaza	Southwest Ranches, FL	100%	Miami-Fort Lauderdale-Pompano Beach, FL	1998	91,120	98.8%	$2,113	$23.46	Publix	N/A
Cross Creek Centre	Boynton Beach, FL	100%	Miami-Fort Lauderdale-Pompano Beach, FL	1988 / 2014	37,192	97.5%	$1,362	$37.55	N/A	N/A
Crosscreek Village	St. Cloud, FL	100%	Orlando-Kissimmee-Sanford, FL	2008 / 2019	69,660	100.0%	$1,216	$17.46	Publix	N/A
Crystal Beach Plaza	Palm Harbor, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2010	59,015	100.0%	$1,127	$19.10	Publix	N/A
Deerwood Lake Commons	Jacksonville, FL	14%	Jacksonville, FL	2003	67,528	98.3%	$1,284	$19.34	Publix	N/A
French Golden Gate	Bartow, FL	100%	Lakeland-Winter Haven, FL	1960 / 2011	140,276	99.6%	$1,970	$14.10	Publix	Bealls Outlet; Walgreens
Golden Eagle Village	Clermont, FL	100%	Orlando-Kissimmee-Sanford, FL	2011	64,051	97.8%	$1,089	$17.38	Publix	N/A
Goolsby Pointe	Riverview, FL	14%	Tampa-St. Petersburg-Clearwater, FL	2000	75,525	98.4%	$1,313	$17.67	Publix	N/A
Harbour Village	Jacksonville, FL	100%	Jacksonville, FL	2006 / 2021	113,069	95.8%	$2,111	$19.50	The Fresh Market	Crunch Fitness; Lionshare Cowork
Heath Brook Commons	Ocala, FL	100%	Ocala, FL	2002	79,590	98.7%	$1,176	$14.97	Publix	N/A
Heron Creek Towne Center	North Port, FL	100%	North Port-Sarasota-Bradenton, FL	2001	64,664	100.0%	$958	$14.82	Publix	N/A
Island Walk Shopping Center	Fernandina Beach, FL	100%	Jacksonville, FL	1987 / 2012	212,545	98.6%	$2,145	$10.23	Publix	Bealls; Bealls Outlet; Gretchen's Hallmark Shop; Staples
Kings Crossing	Sun City Center, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2000 / 2018	75,020	100.0%	$1,386	$18.48	Publix	N/A
Lake Washington Crossing	Melbourne, FL	100%	Palm Bay-Melbourne-Titusville, FL	1987 / 2023	122,912	95.4%	$2,339	$19.95	Publix	BPC Plasma
Lakewood Plaza	Spring Hill, FL	14%	Tampa-St. Petersburg-Clearwater, FL	1993 / 1997	106,999	86.9%	$1,545	$16.61	Publix	N/A
Lutz Lake Crossing	Lutz, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2002	64,986	100.0%	$1,111	$17.10	Publix	N/A
MetroWest Village	Orlando, FL	100%	Orlando-Kissimmee-Sanford, FL	1990 / 2025	106,689	100.0%	$2,651	$24.85	Publix	N/A
Oak Grove Shoppes	Altamonte Springs, FL	20%	Orlando-Kissimmee-Sanford, FL	1983 / 2023	142,257	99.2%	$3,027	$21.46	Publix	Marshalls; O2B Kids; Salons by JC

Phillips Edison & Company	45

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Oakhurst Plaza	Seminole, FL	100%	Tampa-St. Petersburg-Clearwater, FL	1974 / 2001	51,502	100.0%	$725	$14.08	Publix	N/A
Ocean Breeze Plaza	Ocean Breeze, FL	100%	Port St. Lucie, FL	1993 / 2010	96,192	97.5%	$1,825	$19.46	Publix	RISE Center IRC
Orange Grove Shopping Center	North Fort Myers, FL	100%	Cape Coral-Fort Myers, FL	1999	68,865	98.3%	$910	$13.45	Publix	N/A
Ormond Beach Mall	Ormond Beach, FL	100%	Deltona-Daytona Beach-Ormond Beach, FL	1967 / 2018	102,862	98.7%	$1,365	$13.44	Publix	Bealls Outlet; Made New; Dollar Tree
Park Place Plaza	Port Orange, FL	100%	Deltona-Daytona Beach-Ormond Beach, FL	1984 / 2012	87,050	97.2%	$1,195	$14.13	N/A	Bealls
Parsons Village	Seffner, FL	100%	Tampa-St. Petersburg-Clearwater, FL	1983 / 1994	78,041	100.0%	$1,140	$14.61	Winn-Dixie(1)	City Buffet; Family Dollar
Publix at Northridge	Sarasota, FL	14%	North Port-Sarasota-Bradenton, FL	2003	65,320	100.0%	$1,347	$20.62	Publix	N/A
Publix at Seven Hills	Spring Hill, FL	100%	Tampa-St. Petersburg-Clearwater, FL	1991 / 2006	72,217	100.0%	$1,500	$20.77	Publix	N/A
Publix at St. Cloud	St. Cloud, FL	14%	Orlando-Kissimmee-Sanford, FL	2003	78,779	100.0%	$1,364	$17.31	Publix	N/A
Rockledge Square	Rockledge, FL	100%	Palm Bay-Melbourne-Titusville, FL	1985 / 2022	78,879	100.0%	$1,403	$17.79	Publix	Health First Medical Group
Sanibel Beach Place	Fort Myers, FL	100%	Cape Coral-Fort Myers, FL	2003 / 2022	74,286	96.3%	$995	$13.90	Publix	N/A
Shoppes at Avalon	Spring Hill, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2009 / 2022	62,786	100.0%	$1,085	$17.28	Publix	N/A
Shoppes at Glen Lakes	Weeki Wachee, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2008	66,601	96.8%	$1,017	$15.77	Publix	N/A
Shoppes at Lake Mary	Lake Mary, FL	100%	Orlando-Kissimmee-Sanford, FL	2000 / 2024	74,234	100.0%	$2,139	$28.81	Publix(1)	HomeSense
Shoppes of Lake Village	Leesburg, FL	100%	Orlando-Kissimmee-Sanford, FL	1987 / 2021	133,283	97.7%	$2,252	$17.29	Publix	Sproutfitters
Shoppes of Paradise Lakes	Miami, FL	100%	Miami-Fort Lauderdale-Pompano Beach, FL	1999	83,555	100.0%	$1,531	$18.32	Publix	N/A
Shops at Sunset Lakes	Miramar, FL	100%	Miami-Fort Lauderdale-Pompano Beach, FL	1999	70,274	100.0%	$1,170	$16.65	Publix	N/A

Phillips Edison & Company	46

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Springs Plaza	Bonita Springs, FL	20%	Cape Coral-Fort Myers, FL	1983 / 2015	195,353	99.5%	$2,963	$15.25	ALDI	Athletica Health & Fitness; Ollie's Bargain Outlet; Ross Dress for Less; Harbor Freight Tools
St. Charles Plaza	Davenport, FL	100%	Lakeland-Winter Haven, FL	2007 / 2011	65,000	100.0%	$1,201	$18.48	Publix	N/A
St. Johns Plaza	Titusville, FL	14%	Palm Bay-Melbourne-Titusville, FL	1985 / 2025	126,468	91.5%	$1,560	$13.47	Publix	Bealls Outlet; Dollar Tree
The Oaks	Hudson, FL	100%	Tampa-St. Petersburg-Clearwater, FL	1981 / 2025	177,180	99.2%	$2,362	$13.44	MD Oriental Market	EoS Fitness; Bealls; Ross Dress for Less; Five Below; Dollar Tree
Town Center at Jensen Beach	Jensen Beach, FL	100%	Port St. Lucie, FL	2000	108,826	100.0%	$1,718	$15.79	Publix	Home School and Virtual Learning Co-Op
Towne Centre at Wesley Chapel	Wesley Chapel, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2000	69,425	100.0%	$1,149	$16.55	Winn-Dixie	N/A
Valrico Commons	Valrico, FL	100%	Tampa-St. Petersburg-Clearwater, FL	1986 / 2021	137,316	99.2%	$2,327	$17.08	Publix	Ross Dress for Less; Five Below
Vineyard Shopping Center	Tallahassee, FL	100%	Tallahassee, FL	2002	62,671	100.0%	$858	$13.69	Publix	N/A
West Creek Commons	Coconut Creek, FL	14%	Miami-Fort Lauderdale-Pompano Beach, FL	2003	58,537	100.0%	$1,008	$17.22	Publix	N/A
West Creek Plaza	Coconut Creek, FL	100%	Miami-Fort Lauderdale-Pompano Beach, FL	2006 / 2013	37,616	80.8%	$914	$30.07	Publix(1)	N/A
Windover Square	Melbourne, FL	100%	Palm Bay-Melbourne-Titusville, FL	1984 / 2010	81,516	100.0%	$1,373	$16.84	Publix	Dollar Tree
Winter Springs Town Center	Winter Springs, FL	14%	Orlando-Kissimmee-Sanford, FL	2002	117,970	85.1%	$1,924	$19.17	Publix	N/A
Bartow Marketplace	Cartersville, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1995 / 2025	382,050	100.0%	$3,182	$8.33	Walmart	Lowe's
Bethany Village	Alpharetta, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2001	81,674	100.0%	$1,289	$15.78	Publix	N/A
Butler Creek	Acworth, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1989 / 2021	101,597	97.2%	$1,541	$15.60	Kroger	N/A
Dean Taylor Crossing	Suwanee, GA	14%	Atlanta-Sandy Springs-Alpharetta, GA	2000	92,318	100.0%	$1,384	$14.99	Kroger	N/A
Evans Towne Centre	Evans, GA	100%	Augusta-Richmond County, GA-SC	1995 / 2017	75,668	95.8%	$1,120	$15.46	Publix	N/A

Phillips Edison & Company	47

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Everson Pointe	Snellville, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1999	81,428	97.7%	$1,162	$14.61	Kroger	N/A
Fairview Oaks	Ellenwood, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1996	77,052	96.2%	$1,017	$13.72	Kroger	N/A
Flynn Crossing	Alpharetta, GA	14%	Atlanta-Sandy Springs-Alpharetta, GA	2004	95,002	96.4%	$2,003	$21.87	Publix	N/A
Grassland Crossing	Alpharetta, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1996	90,906	100.0%	$1,185	$13.04	Kroger	N/A
Grayson Village	Loganville, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2002 / 2019	87,155	100.0%	$1,403	$16.10	Publix	N/A
Hamilton Mill Village	Dacula, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1996 / 2016	88,710	100.0%	$1,469	$16.56	Publix	N/A
Hamilton Ridge	Buford, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2002 / 2024	96,941	98.6%	$1,652	$17.29	Kroger	N/A
Hickory Flat Commons	Canton, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2008 / 2020	113,995	98.9%	$1,646	$14.60	Kroger	N/A
Loganville Crossing	Loganville, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2008	149,133	100.0%	$2,540	$17.03	Kroger	N/A
Loganville Town Center	Loganville, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1997 / 2023	84,978	98.2%	$1,429	$17.12	Publix	N/A
Mableton Crossing	Mableton, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1997	86,819	100.0%	$1,270	$14.63	Kroger	N/A
Macland Pointe	Marietta, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1992	79,699	92.1%	$936	$12.75	Publix	N/A
Mansell Village	Roswell, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2003 / 2013	89,688	100.0%	$1,384	$15.43	Kroger	N/A
Market Walk	Savannah, GA	100%	Savannah, GA	2014 / 2022	263,829	94.8%	$3,712	$14.85	Kroger	Dick's Sporting Goods; Guitar Center; West Marine
Mountain Crossing	Dacula, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1997	93,396	100.0%	$1,353	$14.49	Kroger	N/A
Mountain Park Plaza	Roswell, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1988 / 2003	80,511	98.5%	$1,149	$14.49	Publix	N/A

Phillips Edison & Company	48

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Old Alabama Square	Johns Creek, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2000	102,867	98.6%	$2,509	$24.73	The Fresh Market	Walgreens
Paradise Crossing	Lithia Springs, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2000	67,470	100.0%	$1,040	$15.41	Publix	N/A
Richmond Plaza	Augusta, GA	14%	Augusta-Richmond County, GA-SC	1979 / 2024	174,585	89.5%	$1,993	$12.75	N/A	Ashley HomeStore and Ashley Outlet; EVOX Fitness; Harbor Freight Tools; Chuck E. Cheese; Chow Time Buffet & Grill
Rivermont Station	Johns Creek, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1996 / 2022	128,308	96.3%	$2,083	$16.86	Kroger	Kids Empire
Shiloh Square Shopping Center	Kennesaw, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1996 / 2003	136,920	91.9%	$1,847	$14.68	Kroger	ATL Fitness 24/7
Shops at Butler Crossing	Kennesaw, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1996	56,910	94.3%	$955	$17.79	N/A	Planet Fitness
Shops at Westridge	McDonough, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2006 / 2020	72,420	98.1%	$1,319	$18.57	Publix	N/A
Southampton Village	Tyrone, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2003 / 2024	80,988	100.0%	$1,217	$15.03	Publix	N/A
Spivey Junction	Stockbridge, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1998	81,475	100.0%	$1,166	$14.31	Kroger	N/A
The Shops at Hamilton Mill	Dacula, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2004	43,518	100.0%	$1,019	$23.41	N/A	N/A
Village At Glynn Place	Brunswick, GA	100%	Brunswick, GA	1992 / 2009	123,437	97.1%	$1,660	$13.85	Publix	Goodwill
Villages at Eagles Landing	Stockbridge, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1995	67,019	100.0%	$1,026	$15.31	Publix	N/A
Village Shoppes at Windermere	Suwanee, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2008	73,352	98.1%	$1,532	$21.29	Publix	N/A
CitiCentre Plaza	Carroll, IA	100%	Carroll, IA	1991 / 2018	63,518	95.3%	$517	$8.54	Hy-Vee	N/A
Duck Creek Plaza	Bettendorf, IA	100%	Davenport-Moline-Rock Island, IA-IL	2005 / 2023	134,379	93.8%	$1,358	$10.77	N/A	Malibu Jack's
Southgate Shopping Center	Des Moines, IA	100%	Des Moines-West Des Moines, IA	1972 / 2014	161,792	100.0%	$1,027	$6.35	Hy-Vee	Planet Fitness; Jay's CD & Hobby; BioLife Plasma Services; Dollar General
Baker Hill	Glen Ellyn, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1998 / 2018	135,355	99.1%	$2,341	$17.45	Pete's Fresh Market	N/A

Phillips Edison & Company	49

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Brentwood Commons	Bensenville, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1981 / 2015	125,497	97.4%	$1,788	$14.63	Jewel-Osco	Dollar Tree
Burbank Plaza	Burbank, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1972 / 2018	99,395	100.0%	$1,225	$12.32	Jewel-Osco	dd's Discounts
College Plaza	Normal, IL	100%	Bloomington, IL	2002 / 2018	177,741	100.0%	$2,437	$13.71	N/A	Ross Dress for Less; Office Depot; Michaels; Shoe Carnival; Sierra; Boot Barn; Petco; Daiso
Glenbrook Marketplace	Glenview, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1992 / 2014	47,832	100.0%	$1,234	$25.80	N/A	N/A
Heritage Plaza	Carol Stream, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1988 / 2018	128,870	100.0%	$2,009	$15.59	Jewel-Osco	Charter Fitness
Hilander Village	Roscoe, IL	100%	Rockford, IL	1994 / 2022	120,694	93.8%	$1,207	$10.66	Schnucks	N/A
Hoffman Village	Hoffman Estates, IL	14%	Chicago-Naperville-Elgin, IL-IN-WI	1987 / 2021	159,708	96.8%	$2,996	$19.38	Mariano's	Goodwill
Lemont Plaza	Lemont, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1983 / 2025	119,013	98.0%	$1,506	$12.91	Pete's Fresh Market	Goodwill; NAPA Auto Parts; Ace Hardware; Dollar Tree
Maple View	Grayslake, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1999	114,668	97.8%	$2,174	$19.39	Jewel-Osco	N/A
Naperville Crossings	Naperville, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	2007 / 2021	151,203	100.0%	$4,863	$32.16	ALDI	N/A
Oak Mill Plaza	Niles, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1977 / 2023	164,872	97.4%	$2,537	$15.80	Jewel-Osco	N/A
Rolling Meadows Shopping Center	Rolling Meadows, IL	14%	Chicago-Naperville-Elgin, IL-IN-WI	2010 / 2016	130,310	100.0%	$1,580	$12.12	Jewel-Osco	Northwest Community Hospital; Dollar Tree
Savoy Plaza	Savoy, IL	100%	Champaign-Urbana, IL	1999 / 2025	140,624	97.7%	$1,894	$13.78	Schnucks	Goodwill; Planet Fitness
Shorewood Crossing	Shorewood, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	2001 / 2020	173,981	93.1%	$2,662	$16.44	Mariano's	Marshalls; Staples; Petco
The Shoppes at Windmill Place	Batavia, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1991 / 2022	124,576	95.6%	$2,057	$17.26	Jewel-Osco	N/A
The Shops of Uptown	Park Ridge, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	2006	69,949	97.5%	$2,114	$31.00	Trader Joe's	N/A
Dyer Town Center	Dyer, IN	100%	Chicago-Naperville-Elgin, IL-IN-WI	2004 / 2005	102,415	98.7%	$2,048	$20.26	Jewel-Osco	N/A

Phillips Edison & Company	50

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Lafayette Square	Lafayette, IN	100%	Lafayette-West Lafayette, IN	1963 / 2025	249,956	87.1%	$1,624	$7.46	N/A	Rural King Supply; Fun City Adventure Park; Dollar Tree; Harvest Chapel
Riverplace Centre	Noblesville, IN	100%	Indianapolis-Carmel-Anderson, IN	1992 / 2020	74,189	95.7%	$787	$11.08	Kroger	N/A
The Village Shopping Center	Mooresville, IN	100%	Indianapolis-Carmel-Anderson, IN	1965 / 2024	156,102	100.0%	$1,338	$8.57	Kroger	Black Friday - The Shopping Network; Goodwill; Mooresville Mattress; Player's Performance Factory
Town & Country Shopping Center	Noblesville, IN	100%	Indianapolis-Carmel-Anderson, IN	1998 / 2023	249,833	99.4%	$1,984	$7.99	Walmart	Planet Fitness; Dollar Tree
Falcon Valley	Lenexa, KS	100%	Kansas City, MO-KS	2008 / 2009	76,784	100.0%	$1,065	$13.87	Price Chopper	N/A
Quivira Crossings	Overland Park, KS	100%	Kansas City, MO-KS	1996 / 2025	123,908	100.0%	$1,872	$15.11	Price Chopper	N/A
Wyandotte Plaza	Kansas City, KS	100%	Kansas City, MO-KS	1961 / 2015	173,757	100.0%	$2,169	$12.48	Price Chopper	Marshalls; PetSmart; Dollar Tree
Central Station	Louisville, KY	100%	Louisville/Jefferson County, KY-IN	2005 / 2018	152,463	95.6%	$1,596	$10.95	Kroger	Planet Fitness
Chinoe Center	Lexington, KY	100%	Lexington-Fayette, KY	1984 / 2023	111,781	93.0%	$1,360	$13.08	Kroger	Exceptional Living Centers
Meadowthorpe Manor Shoppes	Lexington, KY	100%	Lexington-Fayette, KY	1989 / 2022	117,126	100.0%	$1,300	$11.10	Kroger	N/A
Town Fair Center	Louisville, KY	100%	Louisville/Jefferson County, KY-IN	1988 / 2019	234,291	100.0%	$2,807	$11.98	N/A	Malibu Jack's; Staples; Michaels; Petco; Five Below
Atlantic Plaza	North Reading, MA	100%	Boston-Cambridge-Newton, MA-NH	1959 / 2014	126,384	100.0%	$2,549	$20.17	Stop & Shop	Cowabungas; One Stop Liquors
Carriagetown Marketplace	Amesbury, MA	100%	Boston-Cambridge-Newton, MA-NH	2000	96,472	100.0%	$1,887	$19.56	Stop & Shop	N/A
Cushing Plaza	Cohasset, MA	14%	Boston-Cambridge-Newton, MA-NH	1997 / 2000	71,210	100.0%	$1,416	$19.88	Shaw's Supermarket	Walgreens
Five Town Plaza	Springfield, MA	100%	Springfield, MA	1970 / 2025	327,303	97.7%	$4,528	$14.16	Big Y	Burlington; Ollie's Bargain Outlet; Best Fitness
Northwoods Crossing	Taunton, MA	100%	Providence-Warwick, RI-MA	2003 / 2022	158,978	100.0%	$2,191	$13.78	BJ's Wholesale Club	Tractor Supply; Dollar Tree
Shaw's Plaza Easton	Easton, MA	100%	Providence-Warwick, RI-MA	1984 / 2024	107,248	100.0%	$1,658	$15.46	Shaw's Supermarket	Planet Fitness
Shaw's Plaza Hanover	Hanover, MA	100%	Boston-Cambridge-Newton, MA-NH	1994 / 2000	57,181	100.0%	$860	$15.04	Shaw's Supermarket	N/A
Shaw's Plaza Raynham	Raynham, MA	100%	Providence-Warwick, RI-MA	1965 / 2022	177,324	91.1%	$2,829	$17.51	Shaw's Supermarket	Marshalls; PetSmart; CVS

Phillips Edison & Company	51

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Sudbury Crossing	Sudbury, MA	100%	Boston-Cambridge-Newton, MA-NH	1984 / 2021	89,952	97.6%	$1,690	$19.24	Sudbury Farms(1)	T.J. Maxx; The Goddard School; Dollar Tree
Bel Air Town Center	Bel Air, MD	100%	Baltimore-Columbia-Towson, MD	1990	77,817	92.3%	$1,904	$26.52	N/A	N/A
Burwood Village Center	Glen Burnie, MD	100%	Baltimore-Columbia-Towson, MD	1971 / 2002	101,144	97.5%	$1,858	$18.84	Food Lion	Dollar General; CVS
Collington Plaza	Bowie, MD	100%	Washington-Arlington-Alexandria, DC-VA-MD-WV	1996	121,932	44.3%	$1,834	$33.92	Walmart(1)	N/A
LaPlata Plaza	La Plata, MD	100%	Washington-Arlington-Alexandria, DC-VA-MD-WV	2003 / 2019	123,561	97.6%	$2,816	$23.36	Safeway	Petco
Rosewick Crossing	La Plata, MD	100%	Washington-Arlington-Alexandria, DC-VA-MD-WV	2008	116,057	100.0%	$2,599	$22.39	Giant	N/A
Bear Creek Plaza	Petoskey, MI	100%	N/A	1998 / 2024	311,933	93.6%	$1,815	$6.22	Walmart	Marshalls; OfficeMax; HomeGoods; Five Below
Cherry Hill Marketplace	Westland, MI	100%	Detroit-Warren-Dearborn, MI	1992 / 2017	120,568	97.1%	$1,499	$12.80	Kroger	Ace Hardware; CVS
Livonia Plaza	Livonia, MI	100%	Detroit-Warren-Dearborn, MI	1988 / 2014	137,205	82.7%	$1,635	$14.42	Kroger	N/A
Milan Plaza	Milan, MI	100%	Ann Arbor, MI	1960 / 2018	61,357	91.2%	$332	$5.93	Kroger	Ace Hardware
Orchard Square	Washington Township, MI	100%	Detroit-Warren-Dearborn, MI	1999 / 2011	92,450	100.0%	$1,386	$14.99	Kroger	N/A
Albertville Crossing	Albertville, MN	14%	Minneapolis-St. Paul-Bloomington, MN-WI	2002 / 2018	99,013	100.0%	$1,516	$15.31	Coborn's	N/A
Apache Shoppes	Rochester, MN	100%	Rochester, MN	2005 / 2025	57,491	100.0%	$879	$15.29	Trader Joe's	Sierra
Cahill Plaza	Inver Grove Heights, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1995 / 2020	69,000	100.0%	$782	$11.33	Cub Foods	N/A
Centennial Lakes Plaza	Edina, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1989 / 2022	193,764	100.0%	$4,786	$24.70	Whole Foods Market	HomeGoods; La-Z-Boy Furniture Galleries; Office Depot; JUUT SalonSpa
Crossroads of Shakopee	Shakopee, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1998	140,949	99.1%	$2,286	$16.37	Cub Foods	N/A
Hastings Marketplace	Hastings, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	2002	97,535	100.0%	$1,392	$14.27	Cub Foods	N/A
New Prague Commons	New Prague, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	2008 / 2019	73,415	95.8%	$1,192	$16.95	Coborn's	N/A

Phillips Edison & Company	52

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Normandale Village	Bloomington, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1973 / 2017	140,400	100.0%	$2,041	$14.54	Lunds & Byerlys	Ace Hardware
Northstar Marketplace	Ramsey, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	2004 / 2025	103,418	97.6%	$1,835	$18.18	Coborn's	N/A
Rue de France	Edina, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1973 / 2009	62,127	96.5%	$2,093	$34.91	N/A	Ethan Allen
Savage Town Square	Savage, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	2003	87,181	100.0%	$1,408	$16.15	Cub Foods	N/A
Waterford Park Plaza	Plymouth, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1989 / 2023	127,468	95.0%	$1,826	$15.08	Cub Foods	Dollar Tree
West Village Center	Chanhassen, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1994 / 2021	140,960	98.7%	$2,544	$18.29	Lunds & Byerlys	OfficeMax
Des Peres Corners	Des Peres, MO	20%	St. Louis, MO-IL	2009	120,673	90.9%	$3,150	$28.73	Schnucks	N/A
South Oaks Plaza	St. Louis, MO	100%	St. Louis, MO-IL	1969 / 2021	112,300	83.7%	$725	$7.71	N/A	Kloss Furniture; Walgreens
Southfield Center	St. Louis, MO	100%	St. Louis, MO-IL	1987 / 2021	109,397	95.1%	$1,637	$15.74	Schnucks	N/A
Chapel Hill North Center	Chapel Hill, NC	100%	Durham-Chapel Hill, NC	1998	96,290	100.0%	$1,736	$18.03	Harris Teeter	N/A
Crossroads Plaza	Asheboro, NC	100%	Greensboro-High Point, NC	1984 / 2016	51,440	100.0%	$454	$8.83	Food Lion	N/A
Cureton Town Center	Waxhaw, NC	100%	Charlotte-Concord-Gastonia, NC-SC	2006 / 2025	101,977	100.0%	$2,174	$21.32	Harris Teeter	N/A
Edgecombe Square	Tarboro, NC	100%	Rocky Mount, NC	1990 / 2013	81,070	100.0%	$514	$6.34	Food Lion	Farmers Home Furniture
Hampton Pointe	Hillsborough, NC	100%	Durham-Chapel Hill, NC	2005	38,133	100.0%	$964	$25.28	Walmart(1)	N/A
Harrison Pointe	Cary, NC	14%	Raleigh-Cary, NC	2002 / 2024	136,447	100.0%	$2,450	$17.96	Harris Teeter	Altitude Trampoline Park
Lumina Commons	Wilmington, NC	100%	Wilmington, NC	1974 / 2007	80,772	100.0%	$1,449	$17.94	Harris Teeter	N/A
New Bern Plaza	Raleigh, NC	31%	Raleigh-Cary, NC	2005	58,745	94.5%	$1,286	$23.16	Walmart(1)	N/A
Northside Plaza	Clinton, NC	100%	N/A	1982 / 2015	79,865	95.0%	$676	$8.91	Food Lion	Farmers Home Furniture
The Shoppes at Ardrey Kell	Charlotte, NC	14%	Charlotte-Concord-Gastonia, NC-SC	2008	82,119	100.0%	$1,641	$19.98	Harris Teeter	N/A
Tramway Crossing	Sanford, NC	100%	Sanford, NC	1996	62,382	97.8%	$851	$13.95	Food Lion	N/A
Windsor Center	Dallas, NC	100%	Charlotte-Concord-Gastonia, NC-SC	1974 / 2015	81,423	93.8%	$780	$10.21	N/A	Southern States Cooperative; Kintegra Health; Workout Anytime

Phillips Edison & Company	53

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Plaza 23	Pompton Plains, NJ	100%	New York-Newark-Jersey City, NY-NJ-PA	1963 / 2025	169,478	100.0%	$4,470	$26.38	Stop & Shop	T.J. Maxx; HomeGoods
Coronado Center	Santa Fe, NM	100%	Santa Fe, NM	1964 / 2023	116,005	93.5%	$1,947	$17.96	Trader Joe's	New Mexico Bike N Sport; Empire Sushi Buffet; Dollar Tree
Plaza Farmington	Farmington, NM	100%	Farmington, NM	2004	138,955	100.0%	$1,453	$10.46	Safeway	T.J. Maxx; Best Buy; Petco
Crossroads Towne Center	North Las Vegas, NV	100%	Las Vegas-Henderson-Paradise, NV	2007 / 2021	148,719	97.0%	$4,713	$32.68	Walmart(1)	Planet Fitness; Oasis Jiu Jitsu; Salon Boutique
Green Valley Plaza	Henderson, NV	100%	Las Vegas-Henderson-Paradise, NV	1978 / 1982	89,332	98.0%	$2,224	$25.41	Trader Joe's	Dollar Tree; Big 5 Sporting Goods
Rainbow Plaza	Las Vegas, NV	100%	Las Vegas-Henderson-Paradise, NV	1989 / 2022	144,845	95.7%	$2,560	$18.47	Albertsons	Ross Dress for Less
Southwest Marketplace	Las Vegas, NV	100%	Las Vegas-Henderson-Paradise, NV	2008 / 2022	167,793	100.0%	$3,980	$23.72	Smith's	EoS Fitness
Sprouts Plaza	Las Vegas, NV	100%	Las Vegas-Henderson-Paradise, NV	1995 / 2022	112,580	100.0%	$2,433	$21.61	Sprouts Farmers Market	Goodwill; Uptown Jungle
University Plaza	Amherst, NY	100%	Buffalo-Cheektowaga, NY	1980 / 2020	163,388	88.9%	$1,785	$12.29	Tops Markets	Amherst Theatre; DaVita Dialysis
Beavercreek Towne Center	Beavercreek, OH	100%	Dayton-Kettering, OH	1994 / 2019	366,416	100.0%	$4,004	$10.93	Fresh Thyme	Lowe's; Kohl's; Ashley Furniture HomeStore; T.J. Maxx; Sierra; Shoe Carnival and Shoe Station
East Side Square	Springfield, OH	100%	Springfield, OH	2007	8,400	100.0%	$178	$21.19	Walmart(1)	N/A
Fairfield Crossing	Beavercreek, OH	100%	Dayton-Kettering, OH	1994	71,170	93.0%	$1,400	$21.16	Walmart(1)	Office Depot; Pet Supplies Plus
Fairlawn Town Centre	Fairlawn, OH	100%	Akron, OH	1962 / 2025	341,652	97.2%	$4,892	$14.73	Giant Eagle; Marc's	U.S. Post Office; Ashley Furniture HomeStore; HomeGoods; Lucky Shoes; Get Fit 24/7; Chuck E. Cheese; Pet Supplies Plus
Flag City Station	Findlay, OH	100%	Findlay, OH	1992 / 2020	250,449	100.0%	$1,538	$6.14	Walmart	T.J. Maxx; PetSmart
Forest Park Square	Cincinnati, OH	100%	Cincinnati, OH-KY-IN	1988 / 2018	92,824	100.0%	$1,076	$11.59	Kroger	N/A
Georgesville Square	Columbus, OH	14%	Columbus, OH	1996 / 2017	270,045	100.0%	$2,620	$9.70	Kroger	Lowe's; Nationwide Children's Hospital
Glenwood Crossing	Cincinnati, OH	100%	Cincinnati, OH-KY-IN	1999 / 2015	101,021	98.5%	$788	$7.92	Kroger	Dollar Tree
Goshen Station	Goshen, OH	100%	Cincinnati, OH-KY-IN	1973 / 2003	53,802	97.0%	$578	$11.07	Kroger	N/A

Phillips Edison & Company	54

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Harpers Station	Cincinnati, OH	100%	Cincinnati, OH-KY-IN	1994 / 2022	229,060	77.2%	$2,717	$15.37	Fresh Thyme	Painted Tree Marketplace; T.J. Maxx; HomeGoods
Hartville Centre	Hartville, OH	100%	Canton-Massillon, OH	1988 / 2008	124,258	100.0%	$1,387	$11.16	Giant Eagle	Aultman Medical
Harvest Plaza	Akron, OH	100%	Akron, OH	1974 / 2015	75,866	100.0%	$778	$10.25	Giant Eagle	N/A
Lakewood City Center	Lakewood, OH	100%	Cleveland-Elyria, OH	1991 / 2011	67,280	100.0%	$1,232	$18.31	Marc's	Pet Supplies Plus
Oak Creek Center	Lewis Center, OH	100%	Columbus, OH	2000	104,124	93.8%	$1,764	$18.06	N/A	N/A
Sheffield Crossing	Sheffield Village, OH	100%	Cleveland-Elyria, OH	1989 / 2024	110,688	98.9%	$1,616	$14.76	Giant Eagle	N/A
Shoregate Town Center	Willowick, OH	100%	Cleveland-Elyria, OH	1958 / 2025	287,816	96.4%	$2,647	$9.54	Giant Eagle; Marc's	Goodwill; Planet Fitness; Ace Hardware; Aaron's; Dollar General; Pet Supplies Plus
Sidney Towne Center	Sidney, OH	100%	Sidney, OH	1981 / 2007	115,776	100.0%	$640	$5.53	Kroger	N/A
Snow View Plaza	Parma, OH	100%	Cleveland-Elyria, OH	1981 / 2023	101,450	92.6%	$1,286	$13.69	Giant Eagle	Kumo Japanese
Sulphur Grove	Huber Heights, OH	100%	Dayton-Kettering, OH	2004	19,570	87.7%	$292	$17.01	Walmart(1)	N/A
Trader Joe's Center	Dublin, OH	100%	Columbus, OH	1986	75,506	95.8%	$1,449	$20.04	Trader Joe's	N/A
Westgate Shopping Center	Fairview Park, OH	100%	Cleveland-Elyria, OH	2007 / 2023	216,543	99.3%	$4,646	$21.61	Target(1)	Planet Fitness; Petco; Books-A-Million
East Burnside Plaza	Portland, OR	100%	Portland-Vancouver-Hillsboro, OR-WA	1955 / 1999	38,363	100.0%	$822	$21.43	Quality Food Centers	N/A
Hilfiker Shopping Center	Salem, OR	100%	Salem, OR	1984 / 2024	38,667	100.0%	$778	$20.12	Trader Joe's	Petco; Ulta
Sunset Shopping Center	Corvallis, OR	100%	Corvallis, OR	1998 / 2023	166,873	97.8%	$2,645	$16.20	Safeway	BI-MART; Personal Touch Car Wash
Edgewood Towne Center	Edgewood, PA	100%	Pittsburgh, PA	1990 / 2021	342,610	100.0%	$4,528	$13.22	Giant Eagle	Giant Eagle; Planet Fitness; Aaron's; BioLife Plasma Services; Citi Trends; Fox Beauty Supply
Fairview Plaza	New Cumberland, PA	100%	York-Hanover, PA	1992 / 1999	71,979	100.0%	$1,029	$14.30	Giant	N/A
Northtowne Square	Gibsonia, PA	14%	Pittsburgh, PA	1993 / 2003	113,372	96.9%	$1,073	$9.77	Giant Eagle	N/A
Palmer Town Center	Easton, PA	100%	Allentown-Bethlehem-Easton, PA-NJ	2005	153,020	100.0%	$2,984	$19.50	Giant	Marshalls
Townfair Center	Indiana, PA	100%	Indiana, PA	1995 / 2016	218,610	100.0%	$2,190	$10.02	Giant Eagle	Lowe's; Michaels
Yorktown Centre	Millcreek Township, PA	100%	Erie, PA	1989 / 2020	198,418	98.0%	$2,296	$11.81	Giant Eagle	Saint Vincent Hospital; A Bridge to Independence

Phillips Edison & Company	55

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Centerpoint	Easley, SC	100%	Greenville-Anderson, SC	2002	72,287	100.0%	$991	$13.71	Publix	N/A
Hampton Village	Taylors, SC	100%	Greenville-Anderson, SC	1959 / 2019	133,688	100.0%	$1,938	$14.50	Publix	Burkes Outlet
Irmo Station	Irmo, SC	100%	Columbia, SC	1980 / 1981	99,440	95.2%	$1,365	$14.42	Kroger	Pet Supplies Plus
Murray Landing	Columbia, SC	100%	Columbia, SC	2003 / 2016	75,714	100.0%	$1,361	$17.98	Publix	N/A
North Pointe Plaza	North Charleston, SC	100%	Charleston-North Charleston, SC	1989 / 2024	373,520	100.0%	$3,060	$8.19	Walmart	Carpet To Go Flooring; FIT Life Health Clubs; Dollar Tree; Atlantic Bedding & Furniture; Petco; City Gear
Palmetto Pavilion	North Charleston, SC	100%	Charleston-North Charleston, SC	2003	66,428	100.0%	$1,071	$16.12	Publix	N/A
Stockbridge Commons	Fort Mill, SC	14%	Charlotte-Concord-Gastonia, NC-SC	2003 / 2012	99,473	98.7%	$1,901	$19.36	Harris Teeter	N/A
Summerville Galleria	Summerville, SC	100%	Charleston-North Charleston, SC	1989 / 2014	106,391	95.0%	$1,597	$15.81	Food Lion	N/A
The Fresh Market Commons	Pawleys Island, SC	100%	Georgetown, SC	2011 / 2014	32,325	100.0%	$739	$22.86	The Fresh Market	N/A
Village at Sandhill	Columbia, SC	31%	Columbia, SC	2006 / 2025	117,257	95.8%	$1,948	$17.35	Lowes Foods	N/A
Hamilton Village	Chattanooga, TN	100%	Chattanooga, TN-GA	1989 / 2021	429,325	99.3%	$3,772	$8.85	ALDI; Walmart	Urban Air Adventure Park; Gabe's; Southeast Pickleball Partners; Savers; Boot Barn
Hickory Plaza	Nashville, TN	100%	Nashville-Davidson--Murfreesboro--Franklin, TN	1974 / 2020	72,136	100.0%	$944	$13.09	Kroger	N/A
Lynnwood Place	Jackson, TN	100%	Jackson, TN	1986 / 2013	96,613	83.5%	$895	$11.09	Kroger	N/A
Providence Commons	Mt. Juliet, TN	100%	Nashville-Davidson--Murfreesboro--Franklin, TN	2009	110,137	100.0%	$2,097	$19.04	Publix	Five Below
Willowbrook Commons	Nashville, TN	100%	Nashville-Davidson--Murfreesboro--Franklin, TN	2005	93,600	97.0%	$1,090	$12.00	Kroger	N/A
Cinco Ranch at Market Center	Katy, TX	100%	Houston-The Woodlands-Sugar Land, TX	2007 / 2023	104,794	100.0%	$2,415	$23.05	Super Target(1)	HomeGoods; Michaels; OfficeMax
Coppell Market Center	Coppell, TX	100%	Dallas-Fort Worth-Arlington, TX	2008	90,225	100.0%	$1,471	$16.30	Market Street	N/A
Creekside Park Village	The Woodlands, TX	100%	Houston-The Woodlands-Sugar Land, TX	2014	74,641	98.4%	$2,860	$38.95	H-E-B(1)	N/A
Hickory Creek Plaza	Denton, TX	100%	Dallas-Fort Worth-Arlington, TX	2007	28,421	100.0%	$850	$29.91	Kroger(1)	N/A

Phillips Edison & Company	56

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Kleinwood Center	Spring, TX	100%	Houston-The Woodlands-Sugar Land, TX	2003	152,900	98.2%	$3,409	$22.70	H-E-B	N/A
Lake Pointe Market	Rowlett, TX	100%	Dallas-Fort Worth-Arlington, TX	2002	40,608	100.0%	$1,185	$29.18	Tom Thumb(1)	N/A
Lakeland Village Center	Cypress, TX	100%	Houston-The Woodlands-Sugar Land, TX	2016	83,542	97.6%	$2,301	$28.22	N/A	CVS
Mansfield Market Center	Mansfield, TX	100%	Dallas-Fort Worth-Arlington, TX	2015	55,353	100.0%	$1,521	$27.48	Sprouts Farmers Market	N/A
Market at Cross Creek Ranch	Fulshear, TX	100%	Houston-The Woodlands-Sugar Land, TX	2017 / 2021	59,803	100.0%	$2,240	$37.46	H-E-B(1)	N/A
Mayfair Village	Hurst, TX	100%	Dallas-Fort Worth-Arlington, TX	1981 / 2025	230,916	94.8%	$2,980	$13.61	Tom Thumb	Ollie's Bargain Outlet; Up and Air Trampoline and Adventure Park; Planet Fitness
McKinney Market Street	Mckinney, TX	100%	Dallas-Fort Worth-Arlington, TX	2003 / 2019	97,486	100.0%	$2,206	$22.63	Market Street	N/A
Memorial at Kirkwood	Houston, TX	100%	Houston-The Woodlands-Sugar Land, TX	1979 / 2025	104,887	93.4%	$2,151	$21.96	N/A	Dollar Tree
Murphy Marketplace	Murphy, TX	100%	Dallas-Fort Worth-Arlington, TX	2008 / 2025	227,086	93.2%	$5,351	$25.29	Sprouts Farmers Market	EoS Fitness; Michaels
Oak Meadows Marketplace	Georgetown, TX	100%	Austin-Round Rock-Georgetown, TX	2018	78,841	100.0%	$1,621	$20.56	Randalls	N/A
Plano Market Street	Plano, TX	100%	Dallas-Fort Worth-Arlington, TX	2009	166,978	95.5%	$3,758	$23.56	Market Street	Tint School of Makeup & Cosmetology
Riverpark Shopping Center	Sugar Land, TX	100%	Houston-The Woodlands-Sugar Land, TX	2003 / 2025	317,330	99.5%	$6,783	$21.48	H-E-B	LA Fitness; Ace Pickleball Club; Dave & Buster's; Dollar Tree; Walgreens
Seville Commons	Arlington, TX	100%	Dallas-Fort Worth-Arlington, TX	1987 / 2022	112,421	100.0%	$1,796	$15.98	Walmart Neighborhood Market	N/A
Shops at Cross Creek	Fulshear, TX	100%	Houston-The Woodlands-Sugar Land, TX	2015	24,188	100.0%	$807	$33.36	N/A	N/A
Spring Cypress Village	Houston, TX	100%	Houston-The Woodlands-Sugar Land, TX	1982 / 2024	103,758	93.4%	$2,159	$22.27	Sprouts Farmers Market	Spec's Liquor; Lumiere Nail Studios & Salon Park
Stone Gate Plaza	Crowley, TX	100%	Dallas-Fort Worth-Arlington, TX	2003	90,675	98.5%	$1,133	$12.69	Kroger	N/A
Suntree Square	Southlake, TX	100%	Dallas-Fort Worth-Arlington, TX	2000 / 2025	99,269	100.0%	$1,806	$18.19	Tom Thumb	N/A
Towne Crossing Shopping Center	Mesquite, TX	100%	Dallas-Fort Worth-Arlington, TX	1984 / 2024	165,419	93.5%	$2,205	$14.26	Kroger	WSS; Citi Trends; Kids Empire; CSL Plasma

Phillips Edison & Company	57

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Walden Park	Austin, TX	100%	Austin-Round Rock- Georgetown, TX	2002 / 2014	90,888	96.9%	$1,968	$22.35	Super Target(1)	HomeGoods
Hillside - West	Hillside, UT	100%	Salt Lake City, UT	2006	14,550	100.0%	$461	$31.68	N/A	Walgreens
Ashburn Farm Market Center	Ashburn, VA	100%	Washington-Arlington-Alexandria, DC-VA-MD-WV	2000	91,905	96.2%	$2,891	$32.70	Giant	N/A
Birdneck Shopping Center	Virginia Beach, VA	100%	Virginia Beach-Norfolk-Newport News, VA-NC	1987 / 2017	65,554	100.0%	$697	$10.63	Food Lion	N/A
Cascades Overlook	Sterling, VA	100%	Washington-Arlington-Alexandria, DC-VA-MD-WV	2016	150,525	95.2%	$4,394	$30.66	Harris Teeter	N/A
Courthouse Marketplace	Virginia Beach, VA	100%	Virginia Beach-Norfolk-Newport News, VA-NC	2005 / 2024	107,623	98.5%	$2,057	$19.40	Harris Teeter	N/A
Dunlop Village	Colonial Heights, VA	100%	Richmond, VA	1987 / 2012	77,315	86.1%	$683	$10.26	Food Lion	Ace Hardware
Lakeside Plaza	Salem, VA	100%	Roanoke, VA	1988 / 2025	87,784	94.8%	$987	$11.86	Kroger	NAPA Auto Parts
Nordan Shopping Center	Danville, VA	100%	Danville, VA	1961 / 2015	135,058	80.3%	$932	$8.59	Walmart Neighborhood Market	It's Fashion Metro; Dept. of Social Services; Virginia Dept. of Corrections
Rio Hill Shopping Center	Charlottesville, VA	20%	Charlottesville, VA	1989 / 2021	286,195	91.6%	$3,705	$14.13	Kroger	T.J. Maxx; Burlington; Planet Fitness; Sierra; Dollar Tree
Statler Square	Staunton, VA	100%	Staunton, VA	1989 / 1997	134,660	93.9%	$1,257	$9.94	Kroger	Staples; Petco
Staunton Plaza	Staunton, VA	100%	Staunton, VA	2006	80,266	98.3%	$1,426	$18.07	Martin's	N/A
Stonewall Plaza	Winchester, VA	100%	Winchester, VA-WV	2007	118,584	100.0%	$2,701	$22.78	Martin's	Dollar Tree
Village at Waterford	Midlothian, VA	100%	Richmond, VA	1991 / 2016	78,611	98.0%	$893	$11.59	Food Lion	N/A
Waynesboro Plaza	Waynesboro, VA	100%	Staunton, VA	2005	76,534	100.0%	$1,460	$19.08	Martin's	N/A
Winchester Gateway	Winchester, VA	100%	Winchester, VA-WV	2006	163,585	100.0%	$3,270	$19.99	Martin's	East Coast Gymnastics and Cheer; Ridgeside K9 Winchester
Claremont Village	Everett, WA	100%	Seattle-Tacoma-Bellevue, WA	1994 / 2012	86,649	100.0%	$1,472	$16.99	Quality Food Centers	Ace Hardware
Surprise Lake Square	Milton, WA	100%	Seattle-Tacoma-Bellevue, WA	1984 / 2020	132,616	81.9%	$2,659	$24.48	Grocery Outlet; Safeway(1)	Dollar Tree
The Orchards	Yakima, WA	100%	Yakima, WA	2002	86,407	100.0%	$1,412	$16.34	Rosauers Supermarkets	N/A
Westgate North Shopping Center	Tacoma, WA	100%	Seattle-Tacoma-Bellevue, WA	1960 / 2017	74,818	94.2%	$2,474	$35.11	Safeway(1)	N/A

Phillips Edison & Company	58

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Fairacres Shopping Center	Oshkosh, WI	100%	Oshkosh-Neenah, WI	1992 / 2016	85,523	98.5%	$1,044	$12.39	Pick 'n Save	O-Town Iron
Franklin Centre	Franklin, WI	100%	Milwaukee-Waukesha, WI	1994 / 2018	120,068	97.4%	$1,280	$10.95	Pick 'n Save	Planet Fitness
Glenwood Crossings	Kenosha, WI	100%	Chicago-Naperville-Elgin, IL-IN-WI	1992 / 2018	87,115	97.7%	$1,116	$13.11	Pick 'n Save	Dollar Tree
Greentree Centre	Racine, WI	100%	Racine, WI	1989 / 2018	78,011	100.0%	$1,183	$15.16	Pick 'n Save	N/A
Kohl's Onalaska	Onalaska, WI	100%	La Crosse-Onalaska, WI-MN	1992 / 2021	86,432	100.0%	$581	$6.72	N/A	Kohl's
Market Place at Pabst Farms	Oconomowoc, WI	100%	Milwaukee-Waukesha, WI	2005 / 2020	109,438	100.0%	$2,310	$21.11	Metro Market	N/A
Village Center	Racine, WI	100%	Racine, WI	2002 / 2021	240,847	98.7%	$2,755	$11.59	Festival Foods	Kohl's; Ulta
Total					36,859,865	97.1%	$599,567	$16.76

(1)Retailer is not part of the owned property.

Phillips Edison & Company	59

ADDITIONAL DISCLOSURES
Three Months Ended March 31, 2026

Phillips Edison & Company	60

Earnings Guidance Unaudited, in thousands (excluding per share amounts)
The following guidance is based upon PECO’s current view of existing market conditions and assumptions for the year ending December 31, 2026. The following statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth under “Forward-Looking Statements” above.
	Q1 2026 YTD	Updated Full Year 2026 Guidance	Previous Full Year 2026 Guidance

Net income per share	$0.24	$0.79 - $0.81	$0.74 - $0.77

Nareit FFO per share	$0.67	$2.66 - $2.71	$2.65 - $2.71

Core FFO per share	$0.69	$2.72 - $2.78	$2.71 - $2.77

Same-Center NOI growth(1)	3.5%	3.00% - 4.00%	3.00% - 4.00%

Portfolio Activity
Acquisition activity, gross(2)	$125,502	$400,000 - $500,000	$400,000 - $500,000

Other
Interest expense, net	$29,772	$117,000 - $127,000	$117,000 - $127,000
G&A expense	$11,943	$49,000 - $53,000	$49,000 - $53,000
Non-cash revenue items(3)	$5,330	$19,000 - $21,000	$19,000 - $21,000
Adjustments for collectibility	$1,151	$5,000 - $8,000	$5,000 - $8,000

		Low End	High End

Reconciliation
Net income per common share		$0.79	$0.81
Depreciation and amortization of real estate assets		1.88	1.90
Gain on disposal of property, net		(0.05)	(0.05)
Adjustments related to unconsolidated joint ventures		0.04	0.05
Nareit FFO per common share		$2.66	$2.71
Depreciation and amortization of corporate assets		0.01	0.01
Loss on extinguishment or modification of debt and other, net		0.01	0.01
Transaction costs and other		0.04	0.05
Core FFO per common share		$2.72	$2.78
(1)The Company does not provide a reconciliation for Same-Center NOI estimates on a forward-looking basis because it is unable to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to the Company's results without unreasonable effort.
(2)Includes the prorated portion owned through the Company's unconsolidated joint ventures.
(3)Represents straight-line rental income and net amortization of above- and below-market leases.

Phillips Edison & Company	61

Components of Net Asset Value Unaudited, dollars and shares in thousands

	Three Months Ended March 31, 2026	Supplement Page		As of March 31, 2026	Supplement Page

NOI FOR REAL ESTATE INVESTMENTS(1)	$127,277	20	OTHER ASSETS
			Cash and cash equivalents	$3,141	12
ADJUSTMENTS TO NOI			Restricted cash	19,218	12
NOI adjustments for Q1 acquisitions/dispositions(2)	$678		Accounts receivable, net	57,728	22
			Prepaid expenses and other assets	28,869	22
Quarterly impact of ABR from leases signed but not yet paying rent as of March 31, 2026	2,983		Derivative assets	248	22
			Investment in third parties	6,856	22
Pro rata NOI from Joint Ventures	1,974		Investment in marketable securities	15,327	22
Pro rata NOI adjustments for Q1 acquisitions/dispositions from Joint Ventures(2)	—		Total value of other assets	$131,387

			LIABILITIES
INVESTMENT MANAGEMENT BUSINESS			Debt obligations	$2,517,631	28
Fees and management income	$3,445	13	Accounts payable and other liabilities	135,294	22
Property operating expenses related to fees and management income	2,081	20	Total value of liabilities	$2,652,925

Share of unconsolidated investment loss recorded in Other Expense, Net	36	23	EQUITY
			Common shares and OP units outstanding	138,713	27

			JOINT VENTURES
			Pro rata share of debt	$54,770	29

			DEVELOPMENT AND REDEVELOPMENT
			Costs incurred to date	$42,198	25
			Estimated remaining costs to be incurred	31,819	25
			Underwritten incremental unlevered yield	9%-12%	25
			Land held for future development	$34,810

(1)Represents total operating revenues, adjusted to exclude non-cash revenue items and lease buyout income, less property operating expenses and real estate taxes for all real estate properties.
(2)Removes NOI related to disposed properties and adjusts NOI for acquired properties to represent a full period.

Phillips Edison & Company	62

Glossary of Terms

Term	Definition
Anchor space	A space greater than or equal to 10,000 square feet of gross leasable area (GLA).

Annualized base rent (ABR)	Refers to the monthly contractual base rent as of the end of the applicable reporting period multiplied by twelve months.

ABR Per Square Foot (PSF)	ABR divided by leased GLA. Increases in ABR PSF can be an indication of our ability to create rental rate growth in our centers, as well as an indication of demand for our spaces, which generally provides us with greater leverage during lease negotiations.

Cap rate	Estimated in-place NOI for the property divided by the property’s contractual purchase or sale price.

Comparable lease	Refers to a lease with consistent terms that is executed for substantially the same space that has been vacant less than twelve months.

Comparable rent spread
Calculated as the percentage increase or decrease in first-year ABR (excluding any free rent or escalations) on new, renewal, and option leases where the lease was considered a comparable lease. This metric provides an indication of our ability to generate revenue growth through leasing activity.

Cost of executing new leases	Refers to certain costs associated with new leasing, namely, tenant improvement costs and tenant concessions.

EBITDAre, and Adjusted EBITDAre (collectively, “EBITDAre metrics”)(1)
Nareit defines EBITDAre as net income (loss) computed in accordance with GAAP before: (i) interest expense; (ii) income tax expense; (iii) depreciation and amortization; (iv) gains or losses from disposition of depreciable property; and (v) impairment write-downs of depreciable property. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect EBITDAre on the same basis.

To arrive at Adjusted EBITDAre, we exclude certain recurring and non-recurring items from EBITDAre, including, but not limited to: (i) changes in the fair value of the earn-out liability; (ii) other impairment charges; (iii) adjustments related to our investments in unconsolidated joint ventures; (iv) transaction and acquisition expenses; and (v) realized performance income.

We use EBITDAre and Adjusted EBITDAre as additional measures of operating performance which allow us to compare earnings independent of capital structure and evaluate debt leverage and fixed cost coverage.

Equity market capitalization(1)	The total dollar value of all outstanding shares and OP Units using the closing price for the applicable date.

Grocer health ratio	Amount of annual rent and expense recoveries paid by the Neighbor as a percentage of gross sales. Low grocer health ratios provide us with the knowledge to manage our rents effectively while seeking to ensure the financial stability of our grocery anchors.

Gross leasable area (GLA)	The total occupied and unoccupied square footage of a building that is available for Neighbors or other retailers to lease.

Inline space	A space containing less than 10,000 square feet of GLA.

Leased occupancy
Calculated as the percentage of total GLA for which a lease has been signed regardless of whether the lease has commenced or the Neighbor has taken possession. High occupancy is an indicator of demand for our spaces, which generally provides us with greater leverage during lease negotiations.

Nareit	National Association of Real Estate Investment Trusts.

Phillips Edison and Company	63

Glossary of Terms
Nareit Funds from Operations Attributable to Stockholders and OP Unit Holders (Nareit FFO), Core FFO Attributable to Stockholders and OP Unit Holders (Core FFO), and Adjusted FFO Attributable to Stockholders and OP Unit Holders (Adjusted FFO)(1)

Nareit defines Funds from Operations (“FFO”) as net income (loss) computed in accordance with GAAP, excluding: (i) gains (or losses) from sales of property and gains (or losses) from change in control; (ii) depreciation and amortization related to real estate; (iii) impairment losses on real estate and impairments of in-substance real estate investments in investees that are driven by measurable decreases in the fair value of the depreciable real estate held by the unconsolidated partnerships and joint ventures; and (iv) adjustments for unconsolidated partnerships and joint ventures, calculated to reflect FFO on the same basis. We believe FFO provides insight into our operating performance as it excludes certain items that are not indicative of such performance.

Core FFO is calculated as Nareit FFO adjusted to exclude certain recurring and non-recurring items including, but not limited to: (i) depreciation and amortization of corporate assets; (ii) changes in the fair value of the earn-out liability; (iii) adjustments related to our investments in unconsolidated joint ventures; (iv) gains or losses on the extinguishment or modification of debt and other; (v) other impairment charges; (vi) transaction and acquisition expenses; and (vii) realized performance income. Core FFO provides further insight into the sustainability of our operating performance and provides an additional measure to compare our performance across reporting periods on a consistent basis by excluding items that may cause short-term fluctuations in net income (loss).

Adjusted FFO is calculated as Core FFO adjusted to exclude: (i) straight-line rent and non-cash adjustments, such as amortization of market lease adjustments, debt discounts, deferred financing costs, and market debt adjustments; (ii) recurring capital expenditures, tenant improvement costs, and leasing commissions; (iii) non-cash share-based compensation expenses; and (iv) our prorated share of the aforementioned adjustments for our unconsolidated joint ventures. Adjusted FFO provides further insight into our portfolio performance by focusing on the revenues and expenditures directly involved in our operations and the management of our entire real estate portfolio. Recurring property-related capital expenditures are costs to maintain properties and their common areas, including new roofs, paving of parking lots, and other general upkeep items, and recurring corporate capital expenditures are primarily costs for computer software and equipment.

Neighbor	In reference to one of our tenants.

Net debt	Total debt, excluding discounts, market adjustments, and deferred financing expenses, less cash and cash equivalents.

Net debt to Adjusted EBITDAre(1)
Calculated by dividing net debt by Adjusted EBITDAre (included on an annualized basis within the calculation). It provides insight into our leverage rate based on earnings and is not impacted by fluctuations in our equity price.

Net debt to total enterprise value(1)	Ratio is calculated by dividing net debt by total enterprise value. It provides insight into our capital structure and usage of debt.

Net operating income (NOI)(1)	Calculated as total operating revenues, adjusted to exclude non-cash revenue items and lease buyout income, less property operating expenses and real estate taxes. NOI provides insight about our financial and operating performance because it provides a performance measure of the revenues and expenses directly involved in owning and operating real estate assets and provides a perspective not immediately apparent from net income (loss).

Portfolio retention rate
Calculated by dividing (i) the total square feet of retained Neighbors with current period lease expirations by (ii) the total square feet of leases expiring during the period. The portfolio retention rate provides insight into our ability to retain Neighbors at our shopping centers as their leases approach expiration. Generally, the costs to retain an existing Neighbor are lower than costs to replace with a new Neighbor.

Recovery rate
Calculated by dividing (i) total recovery income by (ii) total recoverable expenses during the period. A high recovery rate is an indicator of our ability to recover certain property operating expenses and capital costs from our Neighbors.

Redevelopment	Larger scale projects that typically involve substantial demolition of a portion of the shopping center to accommodate new retailers. These projects typically are accompanied with new construction and site infrastructure costs.

Same-Center(1)	Refers to a property, or portfolio of properties, owned for the entirety of both calendar year periods being compared.

Total enterprise value(1)	Net debt plus equity market capitalization on a fully diluted basis.

Phillips Edison and Company	64

Glossary of Terms
Underwritten incremental unlevered yield
Reflects the yield we target to generate from a project upon expected stabilization and is calculated as the estimated incremental NOI for a project at stabilization divided by its estimated net project investment. The estimated incremental NOI is the difference between the estimated annualized NOI we target to generate by a project upon stabilization and the estimated annualized NOI without the planned improvements. Underwritten incremental unlevered yield does not include peripheral impacts, such as lease rollover risk or the impact on the long-term value of the property upon sale or disposition. Actual incremental unlevered yields may vary from our underwritten incremental unlevered yield range based on the actual total cost to complete a project and its actual incremental NOI at stabilization.

(1)Supplemental, non-GAAP performance measures. See the “Introductory Notes” section above for more information on the limitations of non-GAAP performance measures.

Phillips Edison and Company	65

Investor Information

ANALYST COVERAGE
BofA Securities	Samir Khanal	Samir.Khanal@bofa.com
Barclays	Richard Hightower	Richard.Hightower@barclays.com
BMO Capital Markets	Juan Sanabria	Juan.Sanabria@bmo.com
Deutsche Bank	Tayo Okusanya	Omotayo.Okusanya@db.com
Evercore ISI	Steve Sakwa	Steve.Sakwa@evercoreisi.com
Goldman Sachs	Caitlin Burrows	Caitlin.Burrows@gs.com
Green Street Advisors	Paulina Rojas-Schmidt	PRojasschmidt@greenstreet.com
JPMorgan	Michael Mueller	Michael.W.Mueller@jpmorgan.com
KeyBanc	Todd Thomas	TThomas@key.com
Ladenburg Thalmann	Floris van Dijkum	FvanDijkum@ladenburg.com
Mizuho Securities USA	Haendel St. Juste	Haendel.St.Juste@mizuhogroup.com
Morgan Stanley	Ronald Kamdem	Ronald.Kamdem@morganstanley.com
UBS Global Research	Michael Goldsmith	Michael.Goldsmith@ubs.com
Wells Fargo	Cooper Clark	Cooper.Clark@wellsfargo.com
Wolfe Research	Andrew Rosivach	ARosivach@wolferesearch.com

CONTACT INFORMATION

Investor Relations
Kimberly Green	Hannah Harper
Head of Investor Relations	Director of Investor Relations
kgreen@phillipsedison.com	hharper@phillipsedison.com
(513) 538-4380	(513) 824-7122

Phillips Edison & Company	66